                                                                   EXHIBIT 10.27



                 DATED                                    1999
                 ---------------------------------------------


                     (1)      EDWARD FORD AND OTHERS


                     (2)      DOLLAR FINANCIAL UK LIMITED


                     (3)      DOLLAR FINANCIAL GROUP, INC


                  __________________________________________

                                   AGREEMENT


                    for the sale and purchase of shares in


                       CASH CENTRES CORPORATION LIMITED

                  ___________________________________________



                                     abcdef
                       2 Serjeants' Inn, London EC4Y 1LT
                     Tel: 0171 583 5353 Fax: 0171 353 3683

Date: 14 December 1999

CONTENTS
--------

Clause         Heading
------         -------
1              Definitions and Interpretation
2              Sale and purchase of the Shares
3              Consideration
4              Completion
5              Warranties
6              Breach of Warranty
7              Limitation of liability
8              Undertakings by the Vendors
9              Restrictions on the Vendors
10             Guarantee
11             Nature of obligations
12             Announcements
13             General
14             Communications
15             Proper Law

Schedule       Description
--------       -----------

1              Details of the Vendors
2              Particulars of the Company
3              The Properties
4              Warranties
5              Tax Deed
6              Earn Out
7              Details of Franchisees and the Franchise Properties

Appendix       Description
--------       -----------

A              The Accounts

Documents in the Agreed Form
----------------------------

               Disclosure Letter (include all enclosures specified in the Warranties)
               Directors' Letter of Resignation
               Auditors resignation
               Letters of release from Vendors
               Service agreements
               Power of attorney to vote shares
               Announcement
               Form of Loan Note and Instrument
               Power of Attorney
               Employment Contracts

THIS AGREEMENT is made on                               1999
--------------

BETWEEN:-
---------

(1) the persons whose names and addresses are set out in the part 1 of the first schedule ("Vendors")
                     ---------

(2)  DOLLAR FINANCIAL UK LIMITED a company registered in England under No.
     ---------------------------
     3701758 whose registered office is at c/o Ernst & Young, Rolls House, 7 Rolls Building, Fetter Lane, London EC4A 1NH ("Purchaser") and
                                                    ---------

(3)  DOLLAR FINANCIAL GROUP. INC a company registered in the state of New York,
     ---------------------------
     USA, whose principal office is at Daylesford Plaza, Suite 210, 1436 Lancaster Avenue, Berwyn, PA 19312, USA ("Guarantor").
                                               ---------

1.   DEFINITIONS AND INTERPRETATION
-----------------------------------

     In this agreement unless the context otherwise requires:-

     "Accounts" means the audited consolidated balance sheet as at the Balance
      --------
     Sheet Date and the audited consolidated profit and loss account for the period ended on the Balance Sheet Date of CCL and CCL's Subsidiaries together with the notes and directors' reports and other documents annexed to them; (and for the purposes of identification only copies of the Accounts have been signed by or on behalf of the parties to this agreement and are annexed as appendix "A");

     "Agreed Form" means in a form agreed by and signed by or on behalf of the parties to this agreement or by the Vendors Solicitors and the Purchaser's solicitors;

     "APACS" means the Association of Payment Clearance Services;
      -----

     "Associate" means any person with whom any of the Vendors may be connected
      ---------
     within the meaning of section 839 of the Taxes Act or for whom any of them may be a personal representative;

     "Auditors" means the auditors for the time being of the Company and of the
      --------
     Subsidiaries;

     "Balance Sheet Date" means 31 August 1999;
      ------------------

     "business day" means a day on which banks generally are open in the
      ------------
     City of London for the transaction of normal banking business;

     "CCL" means Cash Centres Limited, details of which are set out in part 2
      ---
     of the second schedule;

     "CCL's Subsidiaries" means Lombard Guildhouse Limited, Cash Centres
      ------------------
     Scotland Limited and County Registers Limited details of which are set out in part 2 of the second schedule;

     "Companies Act" means the Companies Act 1985 (as amended or re-enacted by
      -------------
     the Companies Act 1989);

     "Company" means Cash Centres Corporation Limited, details of which are set
      -------
     out in part I of the second schedule;

     "Completion" means the date upon which completion of the sale and
      ----------
     purchase of the Shares takes place pursuant to this agreement;

     "Consideration" means the aggregate consideration for the Shares as
      -------------
     referred to in clause 3 and the sixth schedule;

     "Disclosure Letter" means the letter in the Agreed Form from the Vendors'
      -----------------
     Solicitors to the Purchaser's Solicitors dated as at the date of this agreement;

     "Earn Out Period" shall have the meaning given to it by the sixth schedule;
      ---------------

     "event" includes any act, omission, transaction or circumstance (including
      -----
     any of such matters provided for under this agreement);

     "Executives" means Edward Ford, Renold Tang, Stephen Fenerty, Richard Perry
      -----------
     and Colin Campbell and each of them;

     "First Party Cheque Cashing" means the payment by a member of the Group or
      --------------------------
     any of the Franchisees to one of its customers of an amount equal to the par value of a post dated or deferred banked Customer's Cheque (less an amount on account of the fees of that Group member or that Franchisee); and a

     "Customer's Cheque" means a cheque drawn by the Group's or Franchisee's
      -----------------
     customer in favour of a member of the Group or the Franchisee as appropriate;

     "Franchisees" means those companies listed in of the seventh schedule or
      -----------
     any one or more of them (each of whom are companies with whom the Group shall have entered into a franchise agreement);

     "Franchisee Properties" means the properties from which the Franchisees
      ---------------------
     operate briefly described in the seventh schedule or any one or more of them or any part of or interest in any such properties;

     "Group" means the Company and the Subsidiaries or any one or more of them:
      -----

     "Group Member" shall mean any of the Company or the Subsidiaries;
      ------------

     "Loan Notes" means the loan notes in the Agreed Form to be issued by the
      ------------
     Purchaser to the Vendors credited as fully paid in accordance with the sixth schedule.

     "Loan Note Instrument" means the loan note instrument in the Agreed Form;
      --------------------

     "Money Transfers" means the electronic transfer of money;
      ---------------

     "Pension Schemes" means the Company's Norwich Union staff pension scheme
      ---------------
     and the Scottish Provident Small Self Administered scheme (which was suspended in March 1999);

     "Pre-Sale Dividend" means a dividend of (Pounds)674,816 which was
      -----------------
     declared by the Company's directors in favour of the Vendors holding "A" ordinary and "C" ordinary shares in the Company on 12 December 1999;

     "Properties" means the properties briefly described in the Property
      ----------
     Schedule or any one or more of them or any part of or interest in any of such properties;

     "Property Schedule" means the third schedule;
      -----------------

     "Purchaser's Solicitors" means Titmuss Sainer Dechert of 2 Serjeants' Inn,
      ----------------------
     London EC4Y 1LT;

     "Regulated Agreements" means new loan documents (in a form determined by
      --------------------
     the Purchaser) to be entered into in the ordinary course of business after Completion by the Company and the Franchisees and with their customers in respect of First Party Cheque Cashing;

     "Relative" means a trust or family member of a Vendor (being a family
      --------
     trust, spouse (other than for the avoidance of doubt a spouse to whom the Vendor is no longer married), child, grandchild, parent or sibling and for avoidance of doubt Mr A. Marsden and Mr T. Sangiveeraj shall be treated for the purposes of this agreement as relatives of Mr Bowman, or spouse's child grandchild, parent or sibling) who is also a Vendor (more particularly described in part 2 of the first schedule);

      "Revenue" means all fiscal authorities (national or local) whether of the
       -------
      United Kingdom or elsewhere;

      "Shares" means the whole of the issued and allotted share capital of the
       ------
      Company at Completion;

      "Subsidiaries" means the Companies listed in part 2 of the second schedule
       -------------
      or any one or more of them;

      "Taxation" means all forms of taxation, duties (including stamp duty),
       --------
      levies, imposts, charges, withholdings, national insurance and other contributions, rates and PAYE liabilities (including any related or incidental penalty, fine, interest or surcharge) whenever created or imposed and whether of the United Kingdom or elsewhere;

      "Tax Deed" means a deed in the form set out in the fifth schedule duly
       --------
      executed by the Covenantors referred to in it;

      "Taxes Act" means the Income and Corporation Taxes Act 1988;
       ---------

      "Third Party Cheque Cashing" means the payment by a member of the Group or
       --------------------------
      any of the Franchisees to one of its customers of an amount equal to the par value of a Third Party Cheque (less an amount on account of the fees of that Group member or that Franchisee); and a

      "Third Party Cheque" means a cheque drawn by a third party in favour of
       ------------------
      the Group's or a Franchisee's customer (and not in favour of any other person or drawn by the customer in favour of a member of the Group or a Franchisee);

      "Vendors' Solicitors" means Maxwell Batley of 27 Chancery Lane, London,
       -------------------
      WC2A 1PA; and

      "Warranties" means the representations, warranties and undertakings on the
       ----------
      part of the Vendors contained in the fourth schedule and which are made by the Vendors pursuant to clause 5.

1.2   In this agreement unless the context otherwise requires:-

1.2.1 any reference to a clause, schedule or appendix (other than to a schedule to a statutory provision) is a reference to a clause of or schedule or appendix to this agreement; and the schedules and appendices form part of and are deemed to be incorporated in and in references to this agreement;

1.2.2 any reference to a statute or statutory provision includes a reference to that provision as amended, re-enacted or replaced and any regulations or orders made under such provisions from time to time whether before or after the date of this agreement and any former statutory provision replaced (with or without modification) by the provision referred to except to the extent that any amendment, re-enactment or replacement coming into force after the date of this agreement would increase or extend the liability of the parties to one another;

1.2.3 any reference to persons includes a reference to firms, corporations or unincorporated associations;

1.2.4 any reference to the singular includes a reference to the plural and vice versa; and any reference to the masculine includes a reference to the feminine and vice versa;

1.2.5 a reference to an SSAP is a reference to a Statement of Standard Accounting Practice which has been adopted as an accounting standard by the Accounting Standards Board;

1.2.6 any agreement, warranty, representation, indemnity, covenant or undertaking on the part of two or more persons shall be deemed to be given or made by such persons jointly and severally; and

1.2.7 words and expressions defined in the Companies Act bear the same respective meanings.

1.3 Headings and titles are used for ease of reference only and do not affect the interpretation of this agreement.

1.4 Any matter which shall be relevant to any of the Warranties and which shall be known to at least one of the Vendors, shall be deemed to be known by the other Vendors as well.

1.5       If any statement is qualified by the expression "to the best of the
                                                           -------------- ---
          Vendors' knowledge information and belief' or "so far as the Vendors
          -----------------------------------------      ---------------------
          are aware" or any similar expression, that expression shall be deemed
          ---------
          to include a warranty by the makers thereof that the statement has been made by them after due and careful enquiry.

2         SALE AND PURCHASE OF THE SHARES
-----------------------------------------

2.1 The Vendors shall sell the Shares to the Purchaser and the Purchaser, relying on the Warranties and the other obligations of the Vendors under this agreement, shall purchase the Shares.

2.2 The Vendors shall sell the Shares with full title guarantee free from all liens, charges, encumbrances and adverse claims (and whether or not the Vendors know or could reasonably be expected to know about such matters) together with all rights now or hereafter attaching to them including all dividends declared or payable or distributions made or proposed on or after the Balance Sheet Date (other than the Pre-Sale Dividend, the bonus issue of "B" ordinary shares in the capital of the Company declared on 12 December 1999 and the scrip issues of the "A" redeemable shares and the "C" redeemable shares in the capital of the Company declared on 13 December 1999).

2.3 The Vendors irrevocably and unconditionally waive (and shall procure such a waiver by their nominee(s) of) all rights of pre-emption or other restrictions on transfer which they or such nominee(s) may have, whether under the Articles of Association of the Company and the Subsidiaries or otherwise, in respect of the transfer to the Purchaser or its nominee(s) of the Shares or any of them and shall execute and deliver (or procure the execution and delivery of) all such deeds of waiver in respect thereof as the Purchaser may require.

2.4 The Purchaser shall not be obliged to complete the purchase of some only of the Shares unless the purchase of all the Shares is completed simultaneously in accordance with the provisions of this agreement.

3         CONSIDERATION
-----------------------

3.1 The aggregate consideration for the Shares (which shall be apportioned as shown in the first schedule and provided for in paragraph 4.1.2 of the sixth schedule) shall be:-

3.1.1     the sum of (Pounds)5,175,520; plus

3.1.2 such further sums (if any) as shall become due and payable in accordance with the sixth schedule but which shall not in any circumstances exceed a total of (Pounds)1,700,000.

4         COMPLETION
--------------------

4. 1 Completion shall take place at the offices of the Purchaser's Solicitors immediately after the exchange of this agreement when the parties shall comply with their respective obligations as set out in this clause.

4.2 The Vendors shall deliver to the Purchaser or (at the option of the Purchaser) to its nominee(s):

4.2.1 duly executed share transfers in respect of the Shares in favour of the Purchaser or as it may direct, together with the relevant share certificates or other documents of title and any power of attorney or other authority under which such transfers have been executed and an indemnity in such form as the Purchaser shall require in relation to any missing certificates;

4.2.2 duly executed share transfers in respect of any shares in the Subsidiaries not registered in the name of the Company in favour of such persons as the Purchaser may direct together with share certificates or other documents of title in respect of all the issued share capitals of the Subsidiaries and an indemnity in such form as the Purchaser shall require in relation to any missing certificates;

4.2.3 written resignations and releases executed as deeds in the Agreed Form from all persons (other than any directors or secretaries remaining at the request of the Purchaser or appointed at the instance of the Purchaser) who, on or immediately prior to Completion, may be directors or secretaries of the Company and the Subsidiaries, resigning their offices and releasing the Company and the Subsidiaries from all claims and rights of action whether by way of compensation, remuneration, redundancy payments or otherwise except for accrued remuneration and reasonable expenses (if any) for the month then current at the respective rates disclosed in the Disclosure Letter;

4.2.4 the unqualified resignation with effect from Completion of the present Auditors as auditors of the Company and the Subsidiaries by notices in accordance with section 392 of the Companies Act which shall contain a statement in accordance with section 394 of the Companies Act together with confirmation that they have no claims against the Company and the Subsidiaries for unpaid fees or expenses;

4.2.5 the common seals, the certificates of incorporation and copies of the Memorandum and Articles of Association (containing copies of all such resolutions and agreements as are referred to in section 380 of the Companies Act) of each of the Company and the Subsidiaries and the registers and books required by the Companies Act to be kept by each of them all of which shall be written up to date as at Completion;

4.2.6 all deeds and documents of title relating to the Properties (including all insurances policies, premium receipts, maintenance contracts and other documents relating to the Properties) and certified copies of any documents being held by mortgagees or shall deposit in such place or places of safekeeping as nominated by the Purchaser;

4.2.7 a letter from the Vendors specifying the whereabouts of any other documents, books and records of the Company and the Subsidiaries which shall not be held at the Properties and directing the holders of them
                ---
          to deliver them up to the Purchaser's authorised representatives immediately upon request;

4.2.8 facsimile certificates from each of the banks at which the Company and the Subsidiaries maintain accounts of the amounts standing to the credit or debit of such accounts at the close of business on the second business day preceding Completion together with a list of all unpresented cheques and uncleared lodgements which upon presentation or clearance would be debited or credited to such accounts;

4.2.9 letters of release executed as deeds and such other evidence as the Purchaser may require of the irrevocable and unconditional release and discharge of the Company and the Subsidiaries from all liabilities or obligations pursuant to any bonds, guarantees, indemnities, securities or obligations given or entered into by the Company and/or the Subsidiaries to or in favour of any person in respect of any liabilities or obligations of the Vendors;

4.2.10 service agreements in the Agreed Form between the Company and Edward Ford and Renold Tang signed by each of them;

4.2.11 powers of attorney in the Agreed Form in relation to the Shares duly executed by each Vendor;

4.2.12    the Tax Deed;

4.2.13    a copy of the Accounts in the Agreed Form signed by the Auditors;

4.2.14 if required by the Purchaser, evidence to the satisfaction of the Purchaser that any person executing this agreement or any document to be executed pursuant to it has authority to do so;

4.2.15 a certificate of incorporation on re-registration of Lombard Guildhouse plc as a private limited company; and

4.2.16 contracts of employment in the Agreed Form between the Company and Stephen Fenerty, Colin Campbell and Robert Perry duly executed by each of them.

4.3       The Vendors shall on the Completion Date:-

4.3.1 procure that none of them or any of their Associates has any claims or rights of action against either the Company or the Subsidiaries and that none of them or any of their Associates is in any way obligated or indebted to the Company or the Subsidiaries except as set out in the Disclosure Letter; and

4.3.2 deliver to the Purchaser's Solicitors letters executed as deeds in the Agreed Form confirming that they have complied with clause 4.3.1, and irrevocably and unconditionally releasing the Company and the Subsidiaries from all obligations and liabilities as contemplated by clause 4.3.1 except as set out in the Disclosure Letter.

4.4 The Vendors shall procure that Board Meetings of the Company and the Subsidiaries will be held which will transact the following business:-

4.4.1 (subject only to them being stamped) the approval of the transfer of shares referred to in clauses 4.2.1 and 4.2.2 and the Purchaser and/or its nominee(s) being entered in the Register of Members as the holders of the shares specified in those transfers:

4.4.2 the appointment of such persons as the Purchaser may nominate as directors and secretary of the Company and the Subsidiaries;

4.4.3 the acceptance of the various resignations of officers and auditors referred to in this clause;

4.4.4 the appointment of such firm of chartered accountants as the Purchaser may require as auditors to the Company and the Subsidiaries;

4.4.5 the change of the registered office, the accounting reference date and the bank mandates of the Company and the Subsidiaries in accordance with the Purchaser's requirements;

4.4.6     such other business as the Purchaser may reasonably require.

4.5 Subject to the conclusion of the matters referred to in the previous provisions of this clause:

4.5.1 the Purchaser shall procure that there shall immediately be paid by way of direct transfer by means of the Clearing House Automatic Payment System, (Pounds)5,175,520 on account of the Consideration to the Vendors' Solicitors client account, the details of which are as follows:

          Account No :39469590
          Bank:      Coutts & Co
          Branch: 440 Strand, London WC2R OQS
          Sort code:18-00-02

4.5.2     the Purchaser shall deliver to the Vendors' Solicitors:

4.5.2.1   a counterpart Tax Deed duly executed by the Purchaser; and

4.5.2.2 counterpart of the service agreements in the Agreed Form to be entered into by the Company with Edward Ford and Renold Tang duly signed on behalf of the Company;

4.5.2.3 counterparts of the contracts of employment in the Agreed Form to be entered into by the Company with Stephen Fenerty, Colin Campbell and Robert Perry duly signed on behalf of the Company; and

4.5.2.4   a copy of the Loan Note Instrument in the Agreed Form.

4.6 The Vendors confirm that the Vendors' Solicitors may receive (and give a good receipt for) the Consideration (and all documents expressed to be delivered to them at Completion) as agent for the Vendors and the Purchaser shall not be concerned with the basis upon which the Consideration (or such documents) shall be distributed between the various Vendors by the Vendors' Solicitors.

5         WARRANTIES AND REPRESENTATIONS
----------------------------------------

5.1 The Vendors represent and warrant to and undertake with the Purchaser that, save only as and to the extent fairly disclosed to the Purchaser in this agreement or in the Disclosure Letter (other than specifically in respect of Warranty 2.9), each of the Warranties:-

5.1.1     is now and will be at Completion true and accurate; and

5.1.2 is not to be affected or limited by any previous or other disclosures, express or implied, to the Purchaser, its officers, representatives or professional advisers.

5.2 The Purchaser and the Guarantor confirm and the Vendors acknowledge that the Purchaser and the Guarantor are relying on the Warranties in entering into this agreement and agreeing to purchase the Shares on the terms of this agreement.

5.3 Each of the Warranties, covenants, indemnities and undertakings set out in this agreement or the Tax Deed is separate and independent.

5.4 The Vendors agree with the Purchaser for itself and as trustee for the Company and the Subsidiaries and each of their respective officers and employees to irrevocably and unconditionally waive any rights remedies or claims which they may have in respect of any misrepresentation in or omission from any information or advice supplied or given by the Company and the Subsidiaries or their respective officers, employees or agents and on which they have relied in giving the Warranties, unless such misrepresentation or omission was made fraudulently in preparing the Disclosure Letter or in agreeing to give the Tax Deed.

6         BREACH OF WARRANTY
----------------------------

6. Without restricting the rights or the ability of the Purchaser to claim damages on any basis, if it shall be proven that any matter which is the subject of any of the Warranties is not as represented, warranted or undertaken then, if the Purchaser shall so elect by notice in writing to them, the Vendors shall (within 21 days after demand being made by the Purchaser) pay to the Purchaser:-

6.1 a sum equal to the amount by which the value (or amount) at Completion of any asset or liability of the Company or any of the Subsidiaries (computed for this purpose on the basis that full provision was made for the facts and circumstances in relation to which such breach arose) was less or, in the case of a liability, greater than the value (or amount) at Completion of such asset or liability (computed for this purpose on the assumption that the facts and circumstances had been such as to involve no such breach); and

6.2 all reasonable costs and expenses incurred by the Company, the Subsidiaries and/or the Purchaser as a result of such breach.

7         LIMITATION OF LIABILITY
---------------------------------

7.1 The following provisions of this clause 7 shall operate to limit the liability of the Vendors under the Warranties and where expressly stated, the liability of the Covenantors under clause 3.1 of the Tax Deed and references to "breach", "claim" and "liability" (and any
                                  -------   -----       ---------
          similar expression) shall, unless the context otherwise requires, be references to a breach of or a claim or liability arising under the Warranties or clause 3.1 of the Tax Deed (as the case may be) notwithstanding any other provisions contained in this agreement.

7.2.1 No claim shall be made under the Warranties or clause 3.1 of the Tax Deed unless the Vendors shall have been given written notice of that claim (specifying the breach to which such claim shall relate and to the extent which it is reasonably possible to do so, an estimate of the amount of such claim) by or on behalf of the Purchaser prior to 30 November 2001 (in the case of liability relating to a matter other than Taxation) or the seventh anniversary of Completion (in the case of liability relating to Taxation) other than such a liability which shall arise from fraud or the wilful withholding of information in which case there shall be no limitation;

7.2.2 If the Purchaser becomes aware that a third party has made a claim against the Group which may in turn directly lead to a claim by the Purchaser against the Vendors for a breach of Warranty, the Purchaser will consult with the Vendors' Representatives about what response the Group should make to such third party's actions, but the Purchaser shall not be obliged in any way to comply with any of the Vendors Representatives recommendations.

7.3.1 Each Vendor shall be jointly and severally liable with any other Vendor who shall also be his or her Relative for any liability which either of them shall have pursuant to this agreement or clause 3.1 of the Tax Deed.

7.3.2 The liability under the Warranties and clause 3.1 of the Tax Deed of each Vendor together with any other Vendor who shall also be his or her Relative shall be limited to the amount of the Consideration which shall have been paid to those Vendors at the date on which the claim shall be settled provided that the Purchaser shall also be entitled to set off the balance of any claims which it may have against such Vendors against any further Consideration which may be or become payable to them.

7.4 It is acknowledged by the parties that if the Vendors shall compensate the Purchaser on a contractual basis, the amount they shall pay shall be limited to the diminution in the value of the Shares, plus the reasonable and proper costs of pursuing the claims, and not any accrued interest on the claim or other consequence suffered by the Purchaser as a result of the breach.

7.5 The Purchaser shall not make any claims against the Vendors in respect of any breach of any of the Warranties or under clause 3.1 of the Tax Deed unless the aggregate amount of such claims shall (after taking into account any claims already made under the Warranties or clause
          3.1 of the Tax Deed) exceed (Pounds)100,000 whereupon the Vendors shall be liable for the full amount of such claims and not merely such excess.

7.6 Any such claim under the Warranties or clause 3.1 of the Tax Deed which may be made shall (if it has not been previously satisfied, settled or withdrawn) be deemed to be withdrawn at the expiration of nine months from the date of giving notice of such claim unless legal proceedings in respect thereof have been commenced by the issuing and service of such proceedings against the Vendors prior to the expiry of such nine month period.

7.7       Payment of any claim under this agreement or the Warranties or clause
          3.1 of the Tax Deed shall pro tanto satisfy and discharge any other claim under this agreement or the Warranties or clause 3.1 of the Tax Deed which is capable of being made in respect of the same subject matter.

7.8 No liability shall attach to the Vendors in respect of a claim under this agreement or the Warranties to the extent that:-

7.8.1 such claim arises as a consequence of a change in the law or a change or withdrawal of any previously published practice or concession of any tax authority after the date of this agreement;

7.8.2 such claim arises as the result of any provision or reserve made in respect thereof in the Accounts being insufficient by reason of any increase in rates of Taxation made after the date hereof or arises as the result of the retrospective imposition of Taxation as a consequence in the law enacted after the date of this agreement;

7.8.3 a specific allowance provision or reserve in respect thereof is made in the Accounts or in the Relevant Accounts to be prepared in accordance with the sixth schedule; or

7.8.4 such claim results directly from or is increased or extended by the change of the accounting reference date of any Group Member on Completion or any subsequent change thereafter or by any change in the accounting policies of any Group Member after Completion.

7.9 All amounts available for set-off or otherwise liable to be deducted pursuant to sub-clause 7.8 shall first be taken into account for the purpose of determining the amount of liability for the purpose of sub-clause 7.5.

7.10 If the Vendors shall pay to the Purchaser an amount pursuant to this agreement or in respect of a claim under the Warranties and the Purchaser or any Group Member shall subsequently recover from a third party a sum which is directly and only referable to that payment, then the Purchaser shall as soon as reasonably possible repay or procure the repayment by the relevant Group Member to the Vendors of so much of the amount paid by the third party as shall be so referable to that payment and does not exceed the sum paid by the Vendors to the Purchaser less the reasonable and proper costs of the Purchaser or of the relevant Group Member in recovering such sum.

7.11 If any claim under the Warranties shall arise by reason of some liability of a Group Member which, at the time the claim is notified to the Vendors is contingent only, the Vendors shall not be under any obligation to make any payment to the Purchaser in respect of such claim until such time as the contingent liability shall become an actual liability, save that if the Purchaser has notified the Vendors of such a contingent claim within the time periods set out in clause 7.2, the Purchaser shall not be precluded from bringing a claim at the time the liability becomes actual even if that is later than the notification periods provided for in 7.2.

7.12 The Purchaser acknowledges to the Vendors that it has not relied on any representation, warranty, covenant or undertaking of the Vendors or any other persons save for any representation, warranty. covenant or undertaking expressly specified in this agreement. The Purchaser further acknowledges that no representation, warranty, covenant or undertaking (whether express or implied, statutory or otherwise) made or alleged to have been made by or on behalf of the Vendors in connection with or arising out of the sale of the Shares and which is not contained in this agreement shall give rise to any liability on the part of the maker or makers thereof

7.13 The Purchaser shall not be entitled to claim that any fact or circumstance constitutes a breach of any of the Warranties if such fact or circumstance has been fairly disclosed in this agreement or in any deed or document executed pursuant hereto, the Accounts or in the Disclosure Letter.

7.14.1 This sub-clause 7.14 shall apply where the Vendors shall have settled in full a claim for breach of a Warranty and the Purchaser or the Group or their respective successors or assigns (as the case may be) shall be entitled to recover any sum ("the Recoverable Sum") from some
                                                 -------------------
          other person, firm or company (other than an employee of the Company) which shall be solely referable to the matter giving rise to that claim;

7.14.2 Where this sub-clause 7.14 shall apply, the Purchaser shall procure that it or the Group (as the case may be) shall pursue a claim for the Recoverable Sum and account to the Vendors for any part of the Recoverable Sum which it or the Group shall recover (after having deducted any reasonable costs or expenses incurred by the Purchaser or the Group) up to the amount paid to the Purchaser by the Vendors in settlement of the claim for the breach of the relevant warranty.

7.14.3 Any claim which shall be made by the Purchaser or the Group for the Recoverable Sum shall only be pursued at the Vendors' cost and subject to the Purchaser or the Group being indemnified and secured by the Vendors to the reasonable satisfaction of the Purchaser against all losses, liabilities, reasonable costs and expenses thereby incurred.

7.14.4 Neither the Purchaser nor the Group shall be required to make any claim for the Recoverable Sum if in the Purchaser's reasonable opinion such claims may harm the goodwill or profitability of the Purchaser or any company which should be a subsidiary or holding company of either the Purchaser or the Company.

7.15 The amount or amounts of any successful claim or claims against the Vendors under or in respect of the Warranties shall be deemed to constitute a reduction in the Consideration.

7.16 The Purchaser shall not be entitled to recover any sum in respect of any claim for breach of any of the Warranties or otherwise obtain reimbursement or restitution more than once in respect of any one breach of the Warranties.

7.17 Nothing in this agreement shall in any way diminish the Purchaser's common law duty to mitigate its loss in respect of the Warranties.

7.18 Unless the Purchaser shall notify the Vendors' Representatives within one month of the board of directors of the Purchaser having passed a formal resolution to make a claim the Purchaser shall not be entitled to exercise its rights pursuant to paragraph 10.2 of the sixth schedule.

8         UNDERTAKINGS BY THE VENDORS
-------------------------------------

8.1 The Vendors undertake to the Purchaser that as soon as possible following Completion they will procure the execution of any document which the Purchaser may reasonably require them to have executed so as to vest effectively the beneficial and legal ownership of the Shares in the Purchaser or as it may direct free from all liens, charges, encumbrances and adverse claims and otherwise to give effect to the terms of this agreement.

8.2 The Vendors undertake with the Purchaser that, if and for so long as they remain the registered holders of any of the Shares after Completion, they will hold the Shares and the dividends and other distributions of profits or surplus or other assets in respect of such Shares and all rights arising out of or in connection with them in trust for the Purchaser and will at all times after Completion deal with and dispose of such Shares, dividends, distributions and rights as the Purchaser shall direct and (if so requested by the Purchaser) execute all instruments of proxy or other documents which may be necessary or proper to enable the Purchaser to attend and vote at any meeting of the Company and the Subsidiaries.

9         RESTRICTIONS ON THE VENDORS
-------------------------------------

9.1       In this clause:

          "be engaged or concerned or interested or participate in or carry on
           -------------------------------------------------------------------
          any business which is the same as similar to or in competition with
          -------------------------------------------------------------------
          the Business" specifically includes a reference to franchising the
          ------------
          Business;

          "Business" means
           --------

          (i) the Group's business of First Party Cheque Cashing, Third Party Cheque Cashing, Money Transfers; or pawn broking, the retailing of gold and jewellery and antiques and other second hand goods, loan brokerage and any other business or trading activity carried on by any Group Member during the period of five years ending with the date of this agreement, or any part thereof as carried out by the Group at the date of this agreement; and

          (ii) the Group's business of franchising First Party Cheque Cashing, Third Party Cheque Cashing, Money Transfers, pawn broking, the retailing of gold jewellery and antiques and other second hand goods, loan brokerage and any other business or trading activity carried on by any Group Member during the period of five years ending with the date of this agreement, or any part thereof as carried out by Franchisee at the date of this agreement;

          "directly or indirectly" means (without prejudice to the generality
           ----------------------
          of the expression) either alone or jointly or in partnership with any other person, firm or company or (except as the holder for investment purposes only of securities in any company not exceeding 5 per cent in nominal value of the securities of that class in issue or shares) as the holder of any interest in or as an employee director agent or representative of or consultant to any other person firm or company; and

          "Restriction Period" means the period of 5 years from Completion.
           ------------------

9.2 Each Vendor severally undertakes to the Purchaser (for itself and for the benefit of the Company and the Subsidiaries) that he will not (other than for and on behalf of the Group) without the prior written consent of the Purchaser directly or indirectly:-

9.2.1 at any time during the Restriction Period, be engaged or concerned or interested or participate in or carry on any business which is the same as or similar to or in competition with the Business within a radius of 5 miles of any of the Properties or the Franchise Properties or within a radius of 5 miles from any other retail premises from which the Company, the Purchaser, the Franchisees or any subsidiary of the Company or the Purchaser shall carry on the Business at any time during the Earn Out Period;

9.2.2 at any time during the Restriction Period, in relation to a business which may in any way be the same as or similar to or in competition with the Business, canvass, solicit or entice the custom of or deal with to any person who at the date of this agreement or at any time during the period of two years prior to Completion has been a customer of or in the habit of dealing with the Business; or

9.2.3 at any time during the Restriction Period, in relation to a business which may in any way be the same as or similar to or in competition with the Business, offer employment to or employ or offer or conclude any contract for services with any person who at any time during the two years before Completion shall have been a director, employee, consultant or agent of the Group entitled to emoluments (including commission if any) exceeding the annual rate of (Pounds)20,000; or

9.2.4 at any time during the Restriction Period, knowingly assist any competitor of the Company, the Franchisees or any of the Subsidiaries to a material extent in carrying on or developing any business which shall be the same as or similar to or in competition with the Business; or

9.2.5 at any time during the Restriction Period, in relation to a business which may in any way be the same as or similar to or in competition with the Business, seek to contract with or engage (in such a way as to affect the Business adversely) any person who has been contracted with or engaged to deliver goods or services to the Group or the Franchisees at any time during the period of twelve months prior to the date of this agreement; or

9.2.6 at any time during the Restriction Period, solicit or entice or endeavour to entice any employee of the Group or the Purchaser away from the Group or the Purchaser, as the case may be; or

9.2.7 at any time during the Restriction Period, entice or endeavour to entice any person to breach his contract for services with the Group or the Purchaser;

9.2.8 at any time, (except as required by law) disclose to any person or use for his own benefit (or that of any other person) any information or know-how of a confidential nature concerning and relating to the goodwill of the Group including (without limitation) information and know-how as to procedures, techniques, customers, finances, business policy and expansion or forward planning programmes which he shall have acquired before Completion; or

9.2.9 at any time, falsely represent himself as being connected with or interested in the Group; or

9.2.10 at any time, do or say anything likely or calculated to lead any person, firm or company to withdraw from or cease to continue offering to the Group any rights then enjoyed by it or in any other way to cease to do business or reduce the amount of business it transacts with any member of the Group; or

9.2.11 at any time carry on a business under the name "Cash Centres" "CCL" or any part combination or abbreviation of such name or any similar or other names likely to confuse or mislead any part of the public.

9.3       Each of the Vendors acknowledge and agree with the Purchaser that:-

9.3.1 each of the sub-clauses contained in clause 9.2 constitutes an entirely separate severable and independent covenant by and restriction on him;

9.3.2 the duration, extent and application of each of the restrictions contained in clause 9.2 are no greater than is necessary for the protection of the goodwill and trade connections of the Business and the value of the Company; and

9.3.3 if any restriction contained in clause 9.2 shall be found void but would be valid if some part thereof were deleted such restriction shall apply with any such deletion as may be necessary to make it valid and effective.

9.3.4 The restriction in clause 9.2.8 shall not extend to any confidential or secret information which may come into the public domain otherwise than through the acts as omissions of the Vendors or as a result of a breach of any obligation in this agreement.

10        GUARANTEE
-------------------

10.1 In consideration of the Vendors entering into this agreement with the Purchaser at the request of the Guarantor (and for other valuable consideration the receipt and sufficiency of which the Guarantor acknowledges), the Guarantor guarantees to and indemnifies the Vendors in respect of the due and punctual payment of all monies due by the Purchaser to the Vendors and performance of all the Purchasers other obligations arising under this agreement and all agreements entered into pursuant to this agreement.

10.2      The Guarantor's guarantee ("Guarantee") shall constitute a direct
                                      ----------
          primary and unconditional liability to:

10.2.1 pay on demand to the Vendors any sum or sums which the Purchaser may become liable to pay; or

10.2.2 perform on demand any obligations of the Purchaser arising under this agreement without the need for any claim or recourse on the part of the Vendors against the Purchaser

10.3      The Guarantee shall not be affected by:-

10.3.1 by any time or indulgence granted to the Purchaser by the Vendors or any variation, act, omission, deed or matter of whatever description whereby the Guarantor as surety only would or might have been released;

10.3.2 by any legal limitation, disability or other circumstances (including for the avoidance of doubt any winding up or cessation of trade) relating to the Purchaser; or

10.3.3 any irregularity, unenforceability or invalidity of any obligations of the Purchaser under this agreement.

10.4 The Guarantee shall be a continuing guarantee and shall remain in force until all the Purchaser's obligations under this agreement have been performed.

10.5 The Guarantor hereby irrevocably waives any right to require that the Vendors bring proceedings first against the Purchaser.

11        NATURE OF OBLIGATIONS
-------------------------------

11.1 Each of the obligations, representations, warranties, indemnities and undertakings entered into or made by or on behalf of any of the parties to this agreement (excluding any obligation fully performed at Completion) shall continue in full force and effect notwithstanding Completion taking place.

11.2 The rights and remedies of the Purchaser in respect of a breach of any provision of this agreement or pursuant to the Tax Deed shall not be affected by Completion or by whether the matters constituting such breach or other matters were known or could have been known by the Purchaser prior to Completion and no such actual or constructive knowledge shall in any way constitute a waiver of any of the Purchaser's rights.

11.3 Any right or remedy of the Purchaser in respect of a breach of any provision of this agreement shall be in addition and without prejudice to all other rights and remedies of the Purchaser and the exercise or failure to exercise any such right or remedy shall not constitute a waiver or by the Purchaser of that or of any of its other rights or remedies.

11.4.1 None of the rights or obligations referred to in this agreement may be assigned or transferred to any other person without the prior written consent of all the parties to this agreement save as provided in clause 11.4.2.

11.4.2 This agreement shall be personal to the parties to it and may not be assigned by them save that the benefit (but not the burden) of any of its provisions may be assigned by the Purchaser to:-

11.4.2.1  any company (an "associated company") which shall be a subsidiary of
                           ------------------
          the Purchaser or which shall be a holding company of the Purchaser or a subsidiary of such holding company but only for so long as such company remains an associated company of the Purchaser, provided that if any associated company to which the benefit of this agreement is assigned as aforesaid ceases to be an associated company as herein defined it shall assign such benefit forthwith to an associated company;

11.4.2.2  the Purchaser's bankers and/or insurers.

11.5 This agreement shall be binding against and be for the benefit of each party's personal representatives or other permitted successors in title.

11.6 Any liability of any of the Vendors to the Purchaser under this agreement or the Tax Deed may in whole or in part be released, compounded or compromised or time or indulgence given by the Purchaser (in its absolute discretion) as regards any of the Vendors without in any way prejudicing or affecting the Purchaser's rights against any of the others of them in respect of the same or a like liability whether joint or several or otherwise.

12        ANNOUNCEMENTS
-----------------------

          The parties shall procure that an announcement is made in the Agreed Form immediately after Completion and undertake that none of them shall make any other announcement or issue any circular to the press or shareholders (otherwise than as required by law or in accordance with the requirements of any recognised stock exchange) concerning the terms and conditions of this agreement without the text of such announcement or circular first being approved by the other parties (such approval not to be unreasonably withheld or delayed).

13        GENERAL
-----------------

13.1 This agreement together with any other documents which this agreement expressly requires shall be signed shall constitute the entire understanding and agreement between the parties to it in relation to the subject matter of this agreement.

13.2 Any variation of this agreement shall be binding only if it is recorded in a document signed by or on behalf of the parties to this agreement.

13.3 Each party shall pay its own costs in relation to the negotiations leading up to the sale of the Shares and to the preparation, execution and carrying into effect of this agreement and of all the other documents referred to in it.

13.4 Each of the Vendors hereby irrevocably appoints Edward Ford and Renold Tang jointly and severally to be his true and lawful attornies ("Vendors' Representatives") with full power for him and in his name
            ------------------------
          or in the names of the Vendors' Representatives and on behalf of the relevant Vendor to do and perform any of the acts and things to be done and performed by the relevant Vendor to receive any notice to be sent to any one or more of the Vendors and to approve, complete, sign, execute and deliver any and all documents and deeds as the Vendors' Representatives, in their absolute discretion, may think necessary or desirable to be approved, completed, signed, executed or delivered by the relevant Vendor in connection with or relating to any matters relating to this agreement, including, without limitation, to agree to:-

13.4.1 the terms upon which any claim made by the Purchaser under this agreement (whether pursuant to the Warranties or otherwise) or the Tax Deed may be compromised or settled;

13.4.2 the calculation of any payment which may become due to the Vendors pursuant to the sixth schedule; and

13.4.3 any relaxation or modification of the provisions of paragraph 5 of the sixth schedule or to give any consent required to be given by or on behalf of the Vendors pursuant to that paragraph; and to do or refrain from doing all such further acts and things, and to execute all such agreements, deeds and other documents, as the Vendors' Representatives shall deem necessary or appropriate in connection with any of the transactions or other matters whatsoever contemplated under this agreement.

14        COMMUNICATIONS
------------------------

14.1 All communications between the parties with respect to this agreement shall be in writing and delivered by hand or sent by pre-paid post, (first class if inland, airmail if overseas) or facsimile telecopier ("fax") to the address of the addressee as set out in clause 14.3, or
            ---
          to such other address or fax number in England as the addressee may from time to time have notified for the purposes of this clause or as specified in clause 15.2.

14.2      Communications shall be deemed to have been received:-

14.2.1    if delivered by hand, on the day of delivery;

14.2.2 if sent by first class post, five business days after posting exclusive of the day of posting (or ten business days in the case of a posting to an address outside the United Kingdom);

14.2.3 if sent by fax at the time of transmission or, if the time of transmission is not during the addressee's normal business hours at 930am on the next business day;

14.3      Communications to:-

14.3.1 each of the Vendors shall be sent to the Vendors' Representatives, at the addresses set out in this agreement;

14.3.2    the Purchaser shall be sent to the following address:
          Dollar Financial Group Inc., Daylesford Plaza, Suite 210, 1436 Lancaster Avenue, Berwyn, PA 19312 USA
          Fax No:   001 6102967844
          Marked for the attention of Donald Gayhardt

14.3.3 the Guarantor, shall be sent to the following address:1436 Lancaster Avenue Suite, 210 Berwyn PA 19312 USA
          Fax No: 00 1 6102967844
          Marked for the attention of: Donald Gayhardt

14.4 Communications addressed to the Purchaser and the Guarantor shall, at the same time as they are sent to the relevant party be copied to Mr Geoffrey Walters at the Purchaser's Solicitors;

14.5      In proving service:-

14.5.1 by delivery by hand, it shall be necessary only to produce a receipt for the communication signed by or on behalf of the addressee;

14.5.2 by post, it shall be necessary only to prove that the communication was contained in an envelope which was duly addressed and posted in accordance with this clause; and

14.5.3 by fax it shall be necessary only for the communication or a confirmatory letter to have been delivered by hand or sent by first class post on the same day but failure of the addressee to receive such confirmation shall not invalidate the relevant communication deemed given by fax.

15        PROPER LAW
--------------------

15.1 This agreement shall be governed by English Law and the parties irrevocably submit to the exclusive jurisdiction of the English Courts.

15.2 Each of the Vendors irrevocably nominates and instructs the Vendors' Solicitors and each of the Purchaser and the Guarantor irrevocably nominates and instructs the Purchaser's Solicitors to receive service of any notice or proceedings required to be served upon or given to them or any of them pursuant to this agreement.

FIRST SCHEDULE
--------------
PART 1
------
THE VENDORS
-----------

Column 1                                                                           Column 2
--------                                                                           --------
Name and addresses
                                                                                Number of Shares
                                                   Ords       "A" Ords      "A" Reds      "B" Ords     "C" Ords     "C" Reds
Edward Ford                                          374        19,170        19,170        52,226            -            -
Flat 44
Waterloo Warehouse
Waterloo Dock
Liverpool L3 0BG

Edward Ford and Barbara Ford in their                  -             -             -             -       29,056       29,056
capacity as trustees of the Edward
Ford's Interest in Possession Trust

Barbara Ford                                         340        37,216        37,216        37,556            -            -
Flat 44
Waterloo Warehouse
Waterloo Dock
Liverpool L3 0BG

William J. Bowman                                  9,240        16,941        16,941        20,022            -            -
Lake House
46 Compton Avenue
Poole
Dorset BH14 8PY

Thavarajasingham Sangiveeraj                       1,000             -             -           764            -            -
Lake House
46 Compton Avenue
Poole
Dorset BH14 8PY

Column 1                                                                           Column 3
--------                                                                           --------
Name and addresses
                                                             Proportion of Consideration receivable at Completion
                                                    Ords       "A" Ords       "A" Reds     "B" Ords     "C" Ords     "C" Reds
                                                  (Pounds)     (Pounds)       (Pounds)     (Pounds)     (Pounds)     (Pounds)
Edward Ford                                        8,831        19,170         433,513           -            -            -
Flat 44
Waterloo Warehouse
Waterloo Dock
Liverpool L3 0BG

Edward Ford and Barbara Ford in their                  -             -               -           -      384,235      301,900
capacity as trustees of the Edward
Ford's Interest in Possession Trust

Barbara Ford                                       8,029        37,216         841,609           -            -            -
Flat 44
Waterloo Warehouse
Waterloo Dock
Liverpool L3 0BG

William J. Bowman                                218,195        16,941         383,107           -            -            -
Lake House
46 Compton Avenue
Poole
Dorset BH14 8PY

Thavarajasingham Sangiveeraj                      23,614             -               -           -            -            -
Lake House
46 Compton Avenue
Poole
Dorset BH14 8PY

Column 1                                                                           Column 2
--------                                                                           --------
Name and addresses
                                                                               Number of Shares
                                                   Ords        "A" Ords      "A" Reds      "B" Ords       "C" Ords    "C" Reds
Andrew Marsden                                       800              -             -           612              -           -
Flat 5, 80 Norwich Avenue West,
Bournemouth
BH3 6BA

Linda White                                          368              -             -           282              -           -
The Gables
Llanfynydd
Flintshire
LL11 5HG

Robert/Ann Massey                                 13,243              -             -        10,127              -           -
51 Wedgwood Drive
Poole
Dorset

Renold Tang                                       11,772         13,038        13,038        24,810              -           -
Treetops
The Close
Sway
Lymington
Hants SO41 6ED

Michael Tang                                         300              -             -           300              -           -
Treetops
The Close
Sway
Lymington
Hants SO41 6ED

Column 1                                                                           Column 3
--------                                                                           --------
Name and addresses
                                                              Proportion of Consideration receivable at Completion
                                                    Ords       "A" Ords      "A" Reds       "B" Ords      "C" Ords     "C" Reds
                                                  (Pounds)     (Pounds)      (Pounds)       (Pounds)      (Pounds)     (Pounds)
Andrew Marsden                                     18,891             -             -              -             -            -
Flat 5, 80 Norwich Avenue West,
Bournemouth
BH3 6BA

Linda White                                         8,690             -             -              -             -            -
The Gables
Llanfynydd
Flintshire
LL11 5HG

Robert/Ann Massey                                 312,723             -             -              -             -            -
51 Wedgwood Drive
Poole
Dorset

Renold Tang                                       277,986        13,038       294,844              -             -            -
Treetops
The Close
Sway
Lymington
Hants SO41 6ED

Michael Tang                                        7,084             -             -              -             -            -
Treetops
The Close
Sway
Lymington
Hants SO41 6ED

Column 1                                                                  Column 2
--------                                                                  --------
Name and addresses
                                                                       Number of Shares
                                              Ords      "A" Ords     "A" Reds     "B" Ords     "C" Ords     "C" Reds
Jocelyne Tang                                 1,000        6,849        6,849        7,849            -            -
Treetops
The Close
Sway
Lymington
Hants SO41 6ED

Kam Cheung Chan                               1,600        8,340        8,340        7,600            -            -
3 Bird Mews
Milton Road
Wokingham
Berks

Tai Tai Chueng                                1,600        8,340        8,340        7,600            -            -
815 Christchurch Road
Boscombe
Bournemouth
Dorset

Sam Chan                                      7,953            -            -        7,953            -            -
Flat D, 1st Floor
Ho On Mansion
109 Austin Road
Tsimshatsui
Hong Kong

Anita Tang                                   26,932            -            -       26,932            -            -
175E Delaware Place
Apt 7901
Chicago L 60611
USA

Column 1                                                                  Column 3
--------                                                                  --------
Name and addresses
                                                          Proportion of Consideration receivable at Completion
                                                Ords       "A" Ords      "A" Reds     "B" Ords     "C" Ords     "C" Reds
                                              (Pounds)     (Pounds)      (Pounds)     (Pounds)     (Pounds)     (Pounds)
Jocelyne Tang                                  23,614         6,849       154,885            -            -            -
Treetops
The Close
Sway
Lymington
Hants SO41 6ED

Kam Cheung Chan                                37,783         8,340       188,602            -            -            -
3 Bird Mews
Milton Road
Wokingham
Berks

Tai Tai Chueng                                 37,783         8,340       188,602            -            -            -
815 Christchurch Road
Boscombe
Bournemouth
Dorset

Sam Chan                                      187,804             -             -            -            -            -
Flat D, 1st Floor
Ho On Mansion
109 Austin Road
Tsimshatsui
Hong Kong

Anita Tang                                    635,977             -             -            -            -            -
175E Delaware Place
Apt 7901
Chicago L 60611
USA

Column 1                                                                  Column 2
--------                                                                  --------
Name and addresses
                                                                         Number of Shares
                                              Ords      "A" Ords      "A" Reds     "B" Ords      "C" Ords     "C" Reds
Stephen Fenerty                                 425            -             -        4,038             -            -
35 Waltersgreen Crescent
Golborne

Colin Campbell                                  425            -             -        4,038             -            -
11 Warren Drive
Deganwy
Conwy
Conwy County LL31 9ST

Richard Perry                                   425            -             -        4,038             -            -
27 Westfield
Sawtry
Huntingdon
Cambs PE17 5TX

Natalia Perry                                 1,273            -             -        1,273             -            -
27 Westfield
Sawtry
Huntingdon
Cambs PE17 5TX

Martin Fenerty                                  575            -             -          575             -            -
35 Waltersgreen Crescent
Golborne

Eirlys Campbell                                 575            -             -          575             -            -
11 Warren Drive
Deganwy
Conwy
Conwy County LL31 9ST

Column 1                                                                        Column 3
--------                                                                        --------
Name and addresses
                                                          Proportion of Consideration receivable at Completion
                                                 Ords       "A" Ords      "A" Reds     "B" Ords      "C" Ords      "C" Reds
                                               (Pounds)     (Pounds)      (Pounds)     (Pounds)      (Pounds)      (Pounds)
Stephen Fenerty                                 10,036             -             -            -             -             -
35 Waltersgreen Crescent
Golborne

Colin Campbell                                  10,036             -             -            -             -             -
11 Warren Drive
Deganwy
Conwy
Conwy County LL31 9ST

Richard Perry                                   10,036             -             -            -             -             -
27 Westfield
Sawtry
Huntingdon
Cambs PE17 5TX

Natalia Perry                                   30,061             -             -            -             -             -
27 Westfield
Sawtry
Huntingdon
Cambs PE17 5TX

Martin Fenerty                                  13,578             -             -            -             -             -
35 Waltersgreen Crescent
Golborne

Eirlys Campbell                                 13,578             -             -            -                           -
11 Warren Drive
Deganwy
Conwy
Conwy County LL31 9ST

Part 2
------
Relationships
-------------

The Vendors in column 1 below are Relatives of the Vendors in column 2.

Column 1                                        Column 2

Edward Ford                                     Barbara Ford
                                                Edward Ford's IIP

Barbara Ford                                    Edward Ford
                                                Edward Ford's IIP

Renold Tang                                     Jocelyne Tang
                                                Anita Tang
                                                Michael Tang

Jocelyne Tang                                   Renold Tang
                                                Anita Tang
                                                Michael Tang

Colin Campbell                                  Eirlys Campbell

Eirlys Campbell                                 Colin Campbell

Stephen Fenerty                                 Martin Fenerty

Martin Fenerty                                  Stephen Fenerty

Richard Perry                                   Natalia Perry

Natalia Perry                                   Richard Perry

William Bowman                                  Andrew Marsden
                                                Thavarajasingham Sangiveeraj

Andrew Marsden                                  Thavarajasingham Sangiveeraj
                                                William Bowman

Thavarajasingham Sangiveeraj                    William Bowman
                                                Andrew Marsden

SECOND SCHEDULE
---------------
PART 1
------
THE COMPANY
-----------
Registered number:-  3812121

Date of Incorporation:-  22 July 1999

Incorporated under the Companies Act 1985

Registered Office:-      c/o TBW
                         E3 The Premier Centre
                         Premier Way
                         Romsey
                         Hampshire
                         SO5I 9AQ

Authorised Capital:-     10,000,000 representing 9,856,270 Ordinary Shares of
                         (Pounds)1 each;
                         111,080 "A" Ordinary shares  of (Pounds)1 each;
                         111,100 "A" Redeemable shares of (Pounds)0.01 each;
                         219,200 "B" Ordinary shares of (Pounds)0.01 each;
                         29,056 "C" Ordinary shares of (Pounds)1 each;
                         29,100 "C" Redeemable shares of (Pounds)0.01 each.

Issued Capital:-         80,220 Ordinary shares of (Pounds)1 each, 109,894 "A"
                         Ordinary shares of (Pounds)1 each, 109,894 "A"
                         Redeemable shares of (Pounds)0.01 each, 219,170 "B"
                         Ordinary shares of (Pounds)0.01 each, 29,056 "C"
                         Ordinary shares of (Pounds)1 each and 29,056 "C"
                         Redeemable shares of (Pounds)0.01 each.

Shareholders:-

                                      Ords     "A Ords   "A" Reds   "B" Ords   "C" Ords   "C" Reds
Edward Ford                             374     19,170     19,170     52,226          -          -
Edward Ford's IIP                         -          -          -          -     29,056     29,056
Barbara Ford                            340     37,216     37,216     37,556          -          -
William Bowman                        9,240     16,941     16,941     20,022          -          -
Thavarajasingham Sangiveeraj          1,000          -          -        764          -          -
Andrew Marsden                          800          -          -        612          -          -
Linda White                             368          -          -        282          -          -
Robert & Ann Massey                  13,243          -          -     10,127          -          -
Renold Tang                          11,772     13,038     13,038     24,810          -          -
Michael Tang                            300          -          -        300          -          -
Jocelyne Tang                         1,000      6,849      6,849      7,849          -          -
Kam Cheung Chan                       1,600      8,340      8,340      7,600
Tai Tai Cheung                        1,600      8,340      8,340      7,600

Sam Chan                              7,953          -          -      7,953
Richard Perry                           425          -          -      4,038
Steven Fenerty                          425          -          -      4,038          -          -
Colin Campbell                          425          -          -      4,038          -          -
Anita Tang                           26,932          -          -     26,932          -          -
Martin Fenerty                          575          -          -        575          -          -
Natalia Perry                         1,273          -          -      1,273          -          -
Eirlys Campbell                         575          -          -        575          -          -

Directors:-         Renold Lee On Tang
                    Edward Frederick Arthur Ford

Secretary:-         Renold Lee On Tang

Accounting Reference Date:- 31 August

Subsisting Mortgages and Charges:- None

Part 2
------
THE SUBSIDIARIES
----------------

Name:                         Cash Centres Limited

Registered number:-           2736661

Date of Incorporation:-       3 August 1992

Incorporated tinder the Companies Act 1985

Registered Office:-           c/o TBW
                              E3 The Premier Centre
                              Abbey Park
                              Romsey
                              Hampshire
                              SO51 9AQ

Authorised Capital:-          10,000,000 representing 10,000,000 Ordinary Shares
                              of (Pounds)1 each

Issued Capital:-              204,300 Ordinary Shares of (Pounds)1 each

Shareholders:-                Cash Centres Corporation Limited : 204,300
                              ordinary shares of 1 each

Directors:-                   Renold Lee On Tang
                              Edward Frederick Arthur Ford

Secretary:-                   Renold Lee On Tang

Accounting Reference Date:-  31 August

Subsisting Mortgages and Charges:- None.

Name:-                        County Registers Limited

Registered number:-           3500718

Date of Incorporation:-       28th January 1998

Incorporated under the Companies Act 1985

Registered Office:-           c/o TBW
                              E3 Premier Centre
                              Premier Way
                              Romsey
                              Hampshire
                              SO51 9AQ

Authorised Capital:-          10,000 ordinary shares of (Pounds)1 each

Issued Capital:-              2 ordinary shares of (Pounds)1 each

Shareholders:-                Cash Centres Limited : 2 ordinary shares

Directors:-                   Renold Tang
                              Edward Ford

Secretary:-                   Renold Tang

Accounting Reference Date:-   31 January

Subsisting Mortgages and Charges:- None

Name:-                        Lombard Guildhouse Limited

Registered number:            2261206

Date of Incorporation:-       23 May 1988

Incorporated under the Companies Act 1985

Registered Office:-           c/o TBW
                              E3 Premier Centre
                              Premier Way
                              Romsey
                              Hampshire
                              S051 9AQ

Authorised Capital:-          100,000 ordinary shares of (Pounds)1 each

Issued Capital:-              100,000 ordinary shares of (Pounds)1 each

Shareholders:-                Cash Centres Limited 100,000 ordinary shares

Directors:-                   Edward Frederick Arthur Ford
                              Renold Lee On Tang

Secretary:-                   Renold Lee On Tang

Accounting Reference Date:-   31 August

Subsisting Mortgages and Charges:- None

Name:-                        Cash Centres Retail Limited

Registered number:-           3812125

Date of Incorporation:-       22 July 1999

Incorporated under the Companies Act 1985

Registered Office:-           c/o TBW
                              E3 Premier Centre
                              Premier Way
                              Romsey
                              Hampshire 5051 9AQ

Authorised Capital:-          10,000,000 ordinary shares of (Pounds)1 each

Issued Capital:-              2 ordinary shares

Shareholders:-                Cash Centres Corporation Limited : 2 ordinary
                              shares

Directors:-                   Renold Tang
                              Edward Ford

Secretary:-                   Renold Tang

Accounting Reference Date:-   31 August

Subsisting Mortgages and Charges:- None

Name:-                        Cash Centres International Limited

Registered number: -          3816243

Date of Incorporation:-       29 July 1999

Incorporated under the Companies Act 1985

Registered Office:-           c/o TBW
                              E3 The Premier Centre
                              Romsey
                              Hampshire
                              S051 9AQ

Authorised Capital:-          (Pounds)10,000,000 divided into 10,000,000
                              ordinary shares of (Pounds)1 each

Issued Capital:-              2 ordinary shares

Shareholders:-                Cash Centre Corporation Limited : 2 ordinary
                              shares

Directors:-                   Edward Ford
                              Renold Tang

Secretary:-                   Renold Tang

Accounting Reference Date:-   31 August

Subsisting Mortgages and Charges:- None

Name:-                        Cash Centres Scotland Limited (dormant)

Registered number:-           2892091

Date of Incorporation:-       27 January 1994

Incorporated under the Companies Act 1985

Registered Office:-           c/o TBW
                              E3 The Premier Centre
                              Abbey Park
                              Romsey
                              Hampshire
                              S015 9AQ

Authorised Capital:-          (Pounds)10,000 representing 10,000 ordinary shares
                              of (Pounds)1 each

Issued Capital:-              2 ordinary shares of (Pounds)1 each

Shareholders:-                Cash Centres Limited : 2 ordinary shares

Directors:-                   Renold Tang
                              Edward Ford

Secretary:-                   Renold Tang

Accounting Reference Date:-   31 January

Subsisting Mortgages and Charges:- None

THIRD SCHEDULE
--------------
THE PROPERTIES
-------------

1.      46 Brook Street
        Chester
        CH1 3DZ

2.      2/2A Charles Street
        Chester
        CH1 3DZ

3.      First Floor
        King George House
        Charles Street
        Chester

4.      Ground Floor & Basement
        24 North John Street
        Liverpool
        L2 9RP

5.      365 Kilburn High Road
        London
        NW6 7QB

6.      46 Whitby Road
        Ellesmere Port
        Wirral
        L65 8AE

7.      23 Barnabas Road
        Erdington
        Birmingham

8.      1A Croesfoel Buildings
        King Street
        Wrexham

FOURTH SCHEDULE
---------------
WARRANTIES
----------
Part 1
------
GENERAL
-------
1.1       The Vendors
          -----------

1.1.1 The Vendors are the beneficial and legal owners of the Shares as set out in the first schedule and are entitled to sell the Shares to the Purchaser free from all liens charges and encumbrances without the consent of any third party.

1.1.2 Each of the Vendors have full power and authority to enter into this agreement and the other documents to be executed in connection with it, all of which constitute (or will when executed constitute) legal and valid binding obligations on them enforceable in accordance with their respective terms.

1.1.3 No bankruptcy order has been made in respect of any of the Vendors or a petition for such an order presented.

1.1.4 No application has been made in respect of any of the Vendors for an interim order under section 253 Insolvency Act 1986.

1.1.5 None of the Vendors is unable to pay any debt as that expression is defined in section 268 Insolvency Act 1986.

1.1.6 No person has been appointed by the court to prepare a report in respect of any of the Vendors under section 273 Insolvency Act 1986.

1.1.7 No interim receiver has been appointed of the property of any of the Vendors tinder section 286 Insolvency Act 1986.

1.1.8     None of the Executives

1.1.8.1   has ever been disqualified from acting as a director of any company;

1.1.8.2 has ever been prosecuted for any offence (other than an offence under the Road Traffic Acts for which a custodial sentence could not be imposed); or

1.1.8.3 has ever had a county court or high court judgement made against him or any company of which he shall have been a director at the date of such judgement.

1.2       The Shares
          ----------

          The Shares constitute the whole of the issued and allotted share capital of the Company and are fully paid or credited as fully paid.

1.3       Accuracy of information
          -----------------------

          All information given by any of the Vendors or their agents to the Purchaser or its agents relating to the business, activities, affairs, or assets or liabilities of the Company (including, without limitation, the replies made by or on behalf of the Vendors to the questionnaire sent by the Purchaser's Solicitors in relation to the Company) in the course of the negotiations leading up to this agreement was, when given, and is now true, complete and accurate and not misleading.

1.4       Accuracy of Disclosure Letter
          -----------------------------

          All statements of fact and information contained or referred to in and all documents annexed to the Disclosure Letter are true and nothing has been omitted from the Disclosure Letter which renders any of such statements incomplete, inaccurate or misleading.

1.5       Full disclosure
          ---------------

          All material information, matters and circumstances relating to the Company which are or would on reasonable enquiry be known to the Vendors or any of them and which are material to be known by a purchaser for value of the Shares is contained or referred to in the Disclosure Letter.

1.6       Licences to purchase shares
          ---------------------------

          All necessary licences, authorisations, orders, grants, consents, permissions and approvals to the purchase of the Shares by the Purchaser have been obtained and remain in full force and effect and so far as the Vendors are aware there are no circumstances which indicate that any of such licences, authorisations, orders, grants, consents, permissions or approvals may be revoked or not renewed, in whole or in part.

1.7       Applicability of Warranties to the Subsidiaries
          -----------------------------------------------

          Each of the representations and warranties set out in this schedule applies (where the context so permits) in relation to each of the Subsidiaries as it applies to the Company.

Part 2
------
THE COMPANY
-----------

2.1       The Company
          -----------

2.1.1 The Company is a private company limited by shares incorporated in England and the information set out in the second schedule is correct.

2.1.2 The Company's principal business is that of First Party Cheque Cashing, Third Party Cheque Cashing, the retailing of gold jewellery and antiques and other second hand goods, loan brokerage, Money Transfers and pawnbroking and it has never carried on any other business to a material extent.

2.2       Subsidiaries etc
          ----------------

2.2.1 The Subsidiaries are private companies limited by shares and incorporated in England, the Company or (where applicable) a Subsidiary is the sole beneficial owner of all the issued or allotted shares of the Subsidiaries, all such shares are fully paid or credited as fully paid and the information set out in part 2 of the second schedule is correct.

2.2.2 Save for the Subsidiaries the Company does not have, never has had and has not agreed to acquire any subsidiaries or subsidiary undertakings; nor is it or ever been and has not agreed to become the legal or beneficial owner of any share or loan capital of any company; and nor does the Company control or take part in the management of any other company or business organisation and it has never done so or agreed to do so.

2.3       Directors
          ---------

          The Company and the Subsidiaries do not have any directors, shadow directors or alternate or associate directors other than the persons listed in the second schedule.

2.4       Trading names etc
          -----------------

2.4.1 The Company uses (and during the past three years has used) no name other than its corporate name for any purpose;

2.5       Agents
          ------
2.5.1 No person is authorised to act as agent for the Company or to bind the Company otherwise than the directors of the Company acting as the Board.

2.5.2 There are no powers of attorney given by the Company which are in force.

2.6       Share capital
          -------------

2.6.1 Since the Balance Sheet Date, no share or convertible securities of the Company (or any rights or interests therein) have been created, allotted or issued or agreed to be created, allotted or issued.

2.6.2 No shares in the capital of the Company have been issued and no transfer of shares in the capital of the Company has been registered otherwise than in accordance with the Articles of Association of the Company from time to time in force and all such transfers have been duly stamped.

2.7       First Party Cheque Cashing
          --------------------------

          The Disclosure Letter contains an accurate analysis of the procedures followed by the Company in relation to First Party Cheque Cashing, together with:

2.7.1 a fair summary of the legal basis upon which the Company carries on the business of First Party Cheque Cashing;

2.7.2 details of any material advice (professional or otherwise) received on the drafting of the Company's standard terms of business in relation to First Party Cheque Cashing, together with an explanation of the reasons for the changes made from time to time;

2.7.3 details of the Company's policies applied to determine whether it will encash a First Party Cheque, including the creditworthiness and suitability of a prospective customer and for enquiries made of the customer;

2.7.4 details of the procedures and documents which the Company follows and produces in order to comply with the requirements of the Consumer Credit Act 1974 in relation to its business of First Party Cheque Cashing;

2.7.5 copies of all material and relevant correspondence, notices or other documents sent between the Company and the Office of Fair Trading at any time in relation to the Company's business of First Party Cheque Cashing;

2.7.6 details of all infringements of the Consumer Credit Act 1974 committed by the Company in relation to its business of First Party Cheque Cashing which have at any time been alleged by or on behalf of the Office of Fair Trading, any customer of the Company or any other person; and

2.7.7 details of all prosecutions or notices of intended prosecutions of the Company which have occurred or been issued at any time in relation to any real or alleged infringement of the Consumer Credit Act 1974 which may have been committed by the Company in relation to its business of First Party Cheque Cashing.

2.8       Cheque Cashing
          --------------

2.8.1 The Disclosure Letter contains an analysis of the procedures followed by the Company in relation to Third Party Cheque Cashing, together with:-

2.8.1.1 a fair summary of the legal basis upon which the Company carries on the business of Third Party Cheque Cashing and on which it relies on being able to collect payment on the relevant Third Party Cheque through its own bankers;

2.8.1.2 details of any material advice (professional or otherwise) received on the drafting of the Company's standard terms of business in relation to Third Party Cheque Cashing together with an explanation of the reasons for the changes made from time to time;

2.8.1.3 details of any refusals by the Company's bankers to collect Third Party Cheques encashed by the Company, together with an explanation in each case of why the refusal was made and the ultimate resolution or outcome of the matter;

2.8.1.4 details of the nature of any challenge to the Company's ability to collect payment on Third Party Cheques, by any person, including the drawer of the cheque, the payee, the paying bank and the collecting bank;

2.8.1.5 details of all legal proceedings in which the Company has ever been involved as a defendant or co-defendant in relation to the encashment of Third Party Cheques; and

2.8.1.6 details of the Company's policies applied to determine whether it will encash a Third Party Cheque including the credit worthiness and suitability of a prospective customer and/or enquiries made of the drawer of the cheque and others.

2.8.2 It is the Company's policy not to accept post dated or deferred bank Customer's Cheques with or without a cheque guarantee card in support and so far as the Vendors are aware UK clearing banks have no obligation to satisfy any guarantee on their part to pay a cheque supported by a cheque guarantee card if the cheque is post dated.

2.8.3.1 The Company complies with the current APACS rules of the cheque guarantee card scheme (to the extent that the rules apply to the business carried on by the Company) and more particularly Customers Cheques which are secured with a cheque guarantee card are presented to the collecting bank no later than 3 days after the date upon which the cheque is received by the Company;

2.8.3.2 All Franchisees who are franchised by the Company to carry on First Party Cheque Cashing are instructed by the Company to comply with the current APACS rules of the cheque guarantee card scheme and more particularly Customers Cheques which are secured with a cheque guarantee card are presented to the collecting bank no later than 3 days after the date upon which the cheque is received by the Franchisee.

2.8.3.3 So far as the Vendors are aware all of the Franchisees who are franchised by the Company to carry on First Party Cheque Cashing comply with the current APACS rules of the cheque guarantee card scheme (to the extent that the rules apply to First Party Cheque Cashing) and more particularly Customers Cheques which are secured with a cheque guarantee card are presented to the collecting bank no later than 3 days after the date upon which the cheque is received by the Franchisee.

2.9       Consumer Credit Act 1974
          ------------------------

          The Company has complied with all requirements of the Consumer Credit Act 1974 and in particular:-

2.9.1 has a valid and subsisting licence under that Act for all purposes for which a licence is required in relation to any business carried on by the Company whether in relation to First Party Cheque Cashing Third Party Cheque Cashing, pawnbroking or otherwise;

2.9.2     has complied with the terms of such licence(s); and

2.9.3 all agreements made by the Company and all procedures followed by the Company in the course of any business which it carries on and which are in any way regulated by that Act, comply with all the relevant requirements of that Act; and

2.9.4 the Company has never received any notice, letter or complaint alleging a breach by it of the provisions of that Act and so far as the Vendors are aware has no reason to believe that circumstances exist which may give rise to such notice letter or complaint.

2.10      Statutory and other regulations
          -------------------------------

2.10.1 The Company has at all times carried on business and conducted its affairs in all respects in accordance with its Memorandum and Articles of Association for the time being in force.

2.10.2 All licences, authorisations, orders, grants, consents, permissions and approvals necessary to the proper carrying on of the business of the Company have been obtained and:-

2.10.2.1  the Company is not in breach of any of their terms or conditions; and

2.10.2.2 so far as the Vendors are aware there are no circumstances which indicate that any of them may be revoked or not renewed, in whole or in part, whether or not in the ordinary course of events.

2.10.3 So far as the Vendors are aware neither the Company nor any of its officers is in breach of or has failed to comply in full with any law or statutory or municipal rules, regulations and provisions applying to or affecting the business or activities of the Company.

2.10.4 All documents required by the Companies Act or any other legislation to be filed with the Registrar of Companies in respect of the Company have been duly filed and were correct and due compliance has been made with all other legal requirements in connection with the formation of the Company and its conduct and all issues and allotments of shares, debentures and other securities.

2.10.5 So far as the Vendors are aware, there are no investigations or enquiries (pending, threatened or in existence) by or on behalf of any governmental or other body in respect of the affairs of the Company or the Vendors.

2.11      Data Protection Act
          -------------------

          The Company has complied with all requirements of the Data Protection Act 1984 and in particular:-

2.11.1 has registered as a data user under that Act for all purposes for which registration is required by the business as carried on by the Company;

2.11.2    has complied with the data protection principles; and

2.11.3 the Company has not received any notice letter or complaint alleging a breach by it of the provisions of that Act and so far as the Vendors are aware has no reason to believe that circumstances exist which may give rise to such a notice letter or complaint.

2.12      Statutory books and Memoranda and Articles of Association
          ---------------------------------------------------------

2.12.1 The Register of Members and other books required by the Companies Act to be kept by the Company contain an accurate and complete record of the matters with which they should deal and there has been no notice of any proceedings to correct or rectify any such books.

2.12.2 The copy of the Memorandum and Articles of Association of the Company attached to the Disclosure Letter is complete and accurate in all respects and has embodied in it or annexed to it a copy of every such resolution and agreement as is referred to in section 380 of the Companies Act.

2.13      Resolutions
          -----------

          No resolutions of any kind of the Company or any class of its members (other than those relating to business at an Annual General Meeting which is not special business) have ever been passed.

2.14      Insolvency
          ----------

2.14.1 The Company has never been a party to any transaction to which the provisions of sections 238 to 246 (inclusive) of the Insolvency Act 1986 may be applicable.

2.14.2 No order has been made or petition presented or resolution passed for the winding up or administration of the Company, no receiver or administrator or administrative receiver has been appointed or could lawfully be appointed by any person of the Company's business or assets or any part thereof the Company is not insolvent and has not stopped payment and is not unable to pay its debts (within the meaning of section 123 of the Insolvency Act
          1986) and the Company is capable of meeting its liabilities as and when they fall due and for the foreseeable future.

2.15      Purchase of shares
          ------------------

2.15.1 No person is entitled to receive from the Company any fees, brokerages or other commissions in connection with the purchase or sale of shares in the Company.

2.15.2 The Company has not at any time acted in breach of section 151 of the Companies Act and nor has it ever given financial assistance in connection with the acquisition of its own or any holding company's shares in accordance with the provisions of section 155 of the Companies Act.

2.15.3 The Company has never reduced, purchased or redeemed its share capital or agreed to do so.

2.16      Registration of charges
          -----------------------

          All charges in favour of the Company have (if appropriate) been registered in accordance with the Companies Act.

2.17      Possession of documents
          -----------------------

          All title deeds relating to the assets of the Company and an executed copy of all agreements to which Company is a party and the original copies of all other documents which are owned by, or which ought to be in the possession of, the Company are in its possession.

2.18      Seal
          ----
          The Company has a common seal.

2.19      Financial Services Act
          ----------------------

          The Company does not carry on or purport to carry on in the United Kingdom any investment business within the meaning of the Financial Services Act 1986.

2.20      Money Laundering
          ----------------

          The Company has complied with all the provisions of the Money Laundering Regulations 1993.

Part 3
------

THE ACCOUNTS
------------

3.1       The Accounts
          ------------

          The Accounts:-

3.1.1     have been prepared in accordance with the historical cost convention;

3.1.2 comply with the requirements of the Companies Act, all other relevant statutes, all relevant SSAP's, all pronouncements issued or adopted by the Accounting Standards Board Limited and other generally accepted accounting practices applicable to a United Kingdom company ("GAAP")
                                                                       ------
          and have been audited in accordance with the Auditing Standards issued by the Auditing Practices Board;

3.1.3 have been prepared on the same bases and policies of accounting as the published statutory accounts of each of the Company and the Subsidiaries respectively for the preceding three accounting reference periods (and in particular there has been no change in any practice or policy or in any methods or bases of valuation or any accountancy treatment relating to the keeping of any such accounts);

3.1.4 give a true and fair view of the state of affairs of each of CCL and CCL's Subsidiaries respectively at the Balance Sheet Date and in the case of the consolidated balance sheet and the consolidated profit and loss account give a true and fair view of the state of affairs at that date and the profit and loss for that period of CCL and CCL's Subsidiaries as a whole;

3.1.5 disclose all the assets to which any value is ascribed or ought to be ascribed to each of CCL and the CCL Subsidiaries respectively as at the Balance Sheet Date;

3.1.6 contain appropriate provision or reserves or appropriate notes in accordance with GAAP in respect of all liabilities (whether actual or contingent, quantified or disputed) of each of CCL and its then Subsidiaries respectively as at the Balance Sheet Date;

3.1.7 contain appropriate provisions or reserves in accordance with GAAP for Taxation assessed or liable to be assessed on each of CCL and its then Subsidiaries respectively or for which it is or may become liable up to the Balance Sheet Date and any liability to pay Taxation which has been deferred for any reason;

3.1.8 contain appropriate provisions in accordance with GAAP for depreciation and for any obsolescence of assets (all rates of depreciation being consistent over the three financial periods preceding the Balance Sheet Date) and the policy of depreciation has been applied in accordance with SSAP 12;

3.1.9 properly disclose all capital and leasing commitments of each of CCL and its then Subsidiaries respectively; and

3.1.10    are not affected by any extraordinary or non-recurring items.

3.2       Past accounts
          -------------

          The published statutory accounts of each of CCL and the Subsidiaries respectively for the three accounting reference periods preceding the period to which the Accounts relate comply with the same criteria as described in relation to the Accounts in paragraph 3.1.

3.3       Book Debts shown in the Accounts
          --------------------------------

          The debts shown in the Accounts (less the amount of any provision or reserve calculated on the same basis as that applied in the published statutory accounts of each of CCL and the Subsidiaries respectively for the preceding three accounting reference periods) were good and collectable in full in the ordinary and normal course of business and have realised the net amount thereof and none of those debts:-

3.3.1 was at the Balance Sheet Date subject to any counter-claim or set off (except to the extent of any such provision or reserve) or overdue by more than three months; or

3.3.2 has subsequently been released on terms that any debtor pays less than the full book value of his debt or has been written off or has proved to any extent irrecoverable or is now regarded as irrecoverable (in whole or in pan).

3.4       Accounting records
          ------------------

          All accounts, books, ledgers, financial and other records of whatsoever kind of the Company are in the possession of the Company and have been kept and completed in accordance with section 221 of the Companies Act.

3.5       Management Accounts
          -------------------

          The management accounts of the Company for the period from the Balance Sheet Date to 31 October 1999 copies of which are annexed to the Disclosure Letter have been prepared by the Company with due care and attention in accordance with the same accounting policies as the Accounts, and show a reasonably accurate and fair view of the state of affairs and profit or loss of the Company as at and for the period in respect of which they have been prepared and are not affected by any extraordinary, exceptional or non-recurring item but it is hereby acknowledged that they are not prepared on a statutory basis have not been audited and do not address taxation in any form nor do they address disposals of a capital nature.
Part 4
------

THE PROPERTIES
--------------

4.1       General matters
          ---------------

4.1.1 The Properties comprise all the freehold and leasehold land premises owned occupied or otherwise used by the Company other than the Franchisee Properties.

4.1.2 All the rights vested in the Company relating to any land at the date of this agreement and the descriptions set out in the third schedule are correct in all respects and not misleading.

4.1.3 The Company has not held premises whether under an agreement licence or lease (as tenant or licencee) or given any form of guarantee or indemnity in relation to such premises (other than the Properties) which gives rise to a contingent liability or where a claim is currently pending or being persued whether in relation to rent, repairs, dilapidations or otherwise

4.2       Title
          -----

4.2.1 The Company has a good and marketable title (legal and beneficial) to the Properties and would be able to transfer title to the Properties without qualification.

4.2.2 The originals of all documents of title to the Properties (with the exception of the headlease for North John Street) as noted in the third schedule are in the possession or under the control of the Company.

4.2.4 The Properties and title deeds are free and clear of all claims, charges (including floating charges), mortgages, liens, encumbrances and other such security interests and third party rights and there is no agreement to create any such security interests or third party rights.

4.2.5 The Properties are not subject to any other agreements, covenants, restrictions or conditions save (in the case of leasehold property) as contained in any lease or tenancy under which the Properties are held by the Company and all such agreements, covenants, restrictions and conditions to which the Properties are subject have been placed with the deeds and have been fully observed and performed and are so far as the Vendors are aware not of an unusual or onerous nature and do not prohibit the present use of the Properties (as permitted by the relevant lease) and no outstanding complaint alleging breach or non-observance has been received in respect of them and so far as the Vendors are aware light and air to all windows and apertures of the Properties and any access to or egress from the Properties are enjoyed as of right.

4.2.6 The Properties are not subject to any unusual or onerous exceptions reservations rights easements quasi easements provisions obligations or overriding interests.

4.2.7 There are no disputes concerning boundaries, easements, covenants or other matters relating to the Properties or their uses and occupation and so far as the Vendors are aware there are no pending or anticipated disputes actions claims or demands in respect of the Properties

4.3       Occupation
          ----------

4.3. The Company has exclusive possession use and occupation of the Properties

4.4       Local authority and planning matters
          ------------------------------------

4.4.1 There is no local land charge, land charge, caution, restriction, inhibition or notice registered in respect of the Properties and so far as the Vendor is aware no matter exists which is capable of such registration whether registered or not and the Vendor is not aware of any proposal for any such matter.

4.4.2 There are no outgoings affecting the Properties which are of an unusual or onerous nature

4.4.3 The present use of the Properties are the permitted user for the purposes of the

          Planning Acts (in this agreement the expression "the Planning Acts" meaning the Town and Country Planning Act 1990, The Planning (Listed Buildings and Conservation Areas) Act 1990, The Planning (Hazardous Substances) Act 1990, The Planning (Consequential Provisions) Act 1990 and all statutes referred to therein) and such use is not so far as the Vendors are aware adversely affected or likely to be affected by any planning proposals and is not a temporary use or a use subject to onerous or unusual conditions or conditions giving rise to abnormal expenditure.

4.4.4 No application for planning permission or for any consent, approval or determination under the Planning Acts in respect of the Properties are awaiting determination.

4.4.5 Within the last 4 years ending with the date of this agreement no development (which expression development shall have the meaning given by Section 55 of the Town and Country Planning Act 1990) has been carried out in relation to the Properties without first obtaining any requisite consent under or by virtue of the Planning Acts or without complying with the conditions or restrictions implied or imposed by any such consent.

4.4.6 In the case of all buildings on the Properties which are subject to any enactment, regulation or order relating to protection against or means of escape from fire, all requirements of any such enactment, regulation or order and of any notices served under them have been materially complied with to the satisfaction of the fire officer, district surveyor or other appropriate officer and no order prohibiting any occupation or use of any of the Properties have been made or so far as the Vendors are aware is proposed.

4.4.7 The Properties (and where appropriate all access to or egress from the Properties) is not affected by any outstanding notices, orders or publicly advertised proposals given or issued by or to any local or other authority and is not so far as the Vendors are aware currently affected by:-

          .    any closing, demolition or clearance order;

          . any enforcement or stop or listed building or building preservation or dangerous structure notice; or

          .    any proposal for compulsory acquisition or requisition.

4.4.8 There is no anticipated expenditure in relation to the Properties which would be required in order that the Properties should comply with statute or any order or direction of a statutory or local authority.

4.4.9 Compliance is being made and has as far as the Vendors are aware at all times been made with all applicable statutory and bye-law requirements and with all notices served under them with respect to the Properties or their use and in particular (but without limitation) with all applicable requirements as to fire precautions and the means of escape in the case of fire and with the Public Health Acts, the Housing Acts, the Highways Acts and the Office Shops and Railways Premises Act 1963, the Factories Acts, the London Building Acts, the Health and Safety at Work etc., Act, the Control of Pollution Act 1971 and the Environmental Protection Act 1990.

4.5       Lease matters
          -------------

4.5.1 The Properties are not subject to any options or rights of pre-emption and where there are break clauses in the leases they have not been exercised by either party.

4.5.2 There are no arrears of rent, rates, service charge, insurance premiums, interest or other payments relating to the Properties.

4.5.3 So far as the Vendors are aware there are no circumstances which would entitle or require the landlord or any other person to exercise any power of entry upon, or of taking possession of, the whole or any part of the Properties or which would otherwise restrict or terminate the continued possession or occupation of the Properties.

          Enquiries
          ---------

4.6 The replies given to the preliminary enquiries raised by the Purchaser's Solicitors of the Vendors' Solicitors are true and accurate in all material respects and are not misleading in any material way.

4.7       State of the Property
          ---------------------
4.7.1 No structural or material defects have appeared in or affected any buildings or structures comprised in the Properties and which remain unremedied.

4.7.2 There is no anticipated expenditure in excess of (Pounds)2,000 in relation to the Properties other than in respect of rent and other usual outgoings.

4.7.3 Access to the Properties for both pedestrians and vehicles is directly from a public highway adopted by the relevant local authority and maintained by it at the public expense or where any of the Properties is part only of a building not only is there such access to the building but the Company also has an unlimited right of access for pedestrians through the building to the Properties.

4.7.4 The Properties are directly connected to mains gas, electricity and water supplies and drains and sewers adopted and maintained by the relevant water authority or, where any of the Properties is part only of a building, that building is so directly connected and the Company has an unlimited right to the passage of gas, electricity, water and soil through the pipes and other conduits in the building which connect that Property to the publicly adopted mains, drains and sewers.

4.8       Insurance
          ---------

4.8.1 All buildings and structures comprised in the Property including fixtures, fittings and contents are insured under policies ("Policies") with reputable insurers against loss or damage by fire
           ----------
          and such other risks as are normally covered by a comprehensive policy for buildings of the type and in the geographic locality of the Properties.

4.8.2 The sum insured under the Policies is not less than the full reinstatement value of the Properties plus architects' and surveyors' fees and other incidental expenses and in the case of premises which are let, not less than 3 years' loss of rent.

4.8.3 The Policies are not subject to any special or unusual terms or restrictions.

4.8.4 All the conditions of the Policies have been performed and observed by the Company and in particular the premiums have been paid up to date.

4.8.5 So far as the Vendors are aware no circumstances have arisen which would make any of the Policies void or voidable or which might result in an increased rate of premium.

Part 5
------

FIXED AND CURRENT ASSETS
------------------------

5.1       Ownership of assets
          -------------------

          The Company is the sole owner with good and marketable title free from all liens, charges, encumbrances, options or adverse claims (including any hiring, licensing or rental agreements or reservations of title) of all the assets included in the Accounts or acquired after the Balance Sheet Date which it owns or reputedly owns (subject to sales of current assets in the ordinary and normal course of its trading) or which are now in its possession or under its control or which it uses in its business and the Company has not agreed to create or grant any lien, charge, option or other encumbrance over such assets.

5.2       Assets used in the business
          ---------------------------

          The assets owned by the Company together with any assets held under any hire or hire purchase rental or leasing agreement (the material details of which are contained in the Disclosure Letter) comprise all the assets necessary for the continuation of the Company's business at the current levels of turnover.

5.3       Equipment
          ---------

5.3.1 The equipment and vehicles owned by or used in connection with the business of the Company ("Equipment"):
                                  --------------

5.3.1.1 are all in a safe and adequate state of repair and condition for the purposes to which it is currently put and none of it is in need of renewal or replacement other than on the basis set out in the Disclosure Letter;

5.3.1.2   are not to any extent surplus to requirements;

5.3.1.3 are in the possession and (save for those items the subject of the hire, hire purchase, rental or leasing agreements listed in the Disclosure Letter) control of the Company; and

5.3.1.4 are all capable, and (subject to normal wear and tear) will remain capable, throughout the respective periods of time during which they are each written down to a nil value in the accounts of the Company (in accordance with the normal recognised accountancy principles consistently applied prior to the date hereof) of doing the work for which they were designed or purchased.

5.3.3.1 Maintenance contracts are in full force and effect in respect of all Equipment which is of a kind which is normal or prudent to have maintained by independent or specialist contractors.

5.3.3.2 The Equipment has been regularly maintained to an appropriate technical standard including compliance with all appropriate safety regulations and manufacturers instructions.

5.3.3.3 The Company did not suffer any material failures or breakdowns in the Equipment during the year preceding the date of this agreement.

5.4       Computer equipment and software
          -------------------------------

5.4.1 The Company has in force maintenance contracts for all items of computer hardware (including operating systems) and software support contracts for all items of software which it uses and there is no reason to believe that these maintenance and support contracts will not be renewed by the other contracting party upon their expiry (if so required by the Company) upon substantially similar terms to those now applicable.

5.4.2 The Company did not suffer any material failures or breakdowns of or bugs in the computer hardware or software which it now uses during the year preceding the date of this agreement.

5.4.3 The Company has operated and used all items of computer hardware used by it in accordance with the manufacturers recommendations including (without limitation) any recommendations as to environmental conditions and power supply.

5.4.4.1 All computer software (including programs and data held on silicon chips, disks and any other media, manuals and operator guides) used by the Company is either owned by the Company or held by it on licence (a "Software Licence") the terms of which have been disclosed in the
           -----------------
          Disclosure Letter.

5.4.4.2 The Software Licences authorise the Company to use the computer software that is not owned by the Company in the ways in which they are in fact used or are required to be used in connection with the business of the Company as it is now carried on.

5.4.4.3 The Software Licences are enforceable by the Company in accordance with their terms and there has not been any default (or any event which with notice or lapse of time or both would constitute a default) under any of them by the Company or by any other party to such Software Licences.

5.4.5 All other computer software (including programs and data held on silicon chips disks and any other media, manuals and operator guides) used by the Company is either owned by the Company or held by it on licence the terms of which have been disclosed in the Disclosure Letter.

5.4.6 The Company owns and has access to all documents and information (including source codes and all working papers relating to such source codes but excluding proprietary or shrink wrapped software) which might be required to enable the Company to adapt modify or improve all computer software used by the Company economically and has the right to make such adaptations modifications or improvements without the consent of any third party.

5.5       Integrity of computer systems
          -----------------------------

5.5.1 The Company has taken proper precautions to preserve the availability confidentiality and integrity of its computer systems and has had such systems reviewed on a regular basis by independent experts in the field.

5.5.2 So far as the Vendors are aware all computer software (including all programs and data in such software) used by the Company is reliable and readable. All media on which such software is stored are in good readable condition and contain no programs or data which are either intended to or which may have the effect of modifying, deleting or otherwise impairing such software (or any of the programs or data in such software) or any other programs or data which are either intended to or which may have the effect of impairing any computer hardware.

5.5.3 The Vendors are not aware of any case where unauthorised access to the Company's computer systems has taken place, or where any of the software or data in those computer systems has been modified without the Company's express authority or where fraud has been committed against the Company by use or abuse of its computer systems whether alone or in conjunction with any third party.

5.5.4 So far as the Vendors are aware the Company's computer systems are fully "millennium compliant" and will not cease to be so prior to, during or after the year 2000. For the purposes of this warranty, "millennium compliant" means that neither performance nor functionality is or will be affected by dates prior to, during or after the year 2000 in particular (but without limitation):

5.5.4.1 no value for current date causes or will cause any interruption in operation;

5.5.4.2 date-based functionality behaves and will behave consistently for dates prior to, during and after the year 2000;

5.5.4.3 in all interfaces and data storage, the century in any date is and will be specified either explicitly or by unambiguous algorithms or inferencing rules; and

5.5.4.4   the year 2000 is and will be recognised as a leap year.

5.6       Leased Assets
          -------------
          No circumstance has arisen or is likely to arise in relation to any asset held by the Company. under a lease or similar agreement, whereby the rental payable has been, or is likely to be, increased and, in particular, all such assets have at all relevant times been used for a qualifying purpose for the purposes of sections 39, 40 and 42 Capital Allowances Act 1990.

5.7       Book Debts
          ----------

5.7.1 None of the debts which are due to the Company at the date of this agreement and which shall have arisen after the Balance Sheet Date are now or have at any time been overdue by more than three months have any of those debts been written off or proved to be irrecoverable to any extent.

5.7.2 The full amount of all debts which shall be owing to the Company at Completion (whenever arising) will be recovered in full free of any counterclaim or set off (less the amount of any provision or reserve which has been calculated on the same basis as that applied in the Accounts or disclosed in the Disclosure Letter) in the ordinary and normal course of business and in any event not later than three months after Completion.

5.7.3 Since the Balance Sheet Date no other obligations due to the Company have been written off or written down or have proved to be irrecoverable in whole or in part or are now regarded as irrecoverable nor has there been any agreement for the release of any person under any liability to the Company.

5.8       Aged debtor analysis
          --------------------
          The aged debtor analysis annexed to the Disclosure Letter shows the amounts owed to the Company by its trade debtors as at 31 October 1999 and the dates of the invoices pursuant to which such debts shall be due.

Part 6
------

INTELLECTUAL PROPERTY
---------------------

6.1       Definition
          ----------
          In this Part 6 "Intellectual Property Rights" includes patents, trade
                          ----------------------------
          marks, service marks, registered designs, design rights, copyrights, business names, know-how, confidential information, and any other similar protected rights in any country together with pending applications for the registration or recording of such right

6.2       Intellectual Property Rights
          ----------------------------
          The Company does not own or otherwise have any interest in or licence of any Intellectual Property Rights apart from confidential know how and copyright in those documents which are material to the business of the Company (other than the computer software referred to in warranty 5.4.4) but the Company has the copyright in such confidential know how and documents.

6.3       No Infringements
          ----------------
          The business of the Company as now carried on does not (and so far as the Vendors are aware is not likely to) infringe any Intellectual Property Rights of any person.

6.4       No requirements
          ---------------
          The Company does not need to use any Intellectual Property Rights (apart from unpatentable confidential know-how and copyright in its documents) of any other person in order to carry on its business in its present form.

Part 7
------

FINANCIAL POSITION AND PROSPECTS
--------------------------------

7.1       Events since the Balance Sheet Date
          -----------------------------------
          Since the Balance Sheet Date:-

7.1.1 there has been no adverse change in the financial or trading position or prospects of the Company;

7.1.2 the business of the Company has been carried on in the ordinary and normal course, without any interruption and without any material alteration in its nature, conduct, scale, scope or manner and no unusual or abnormal contract differing from the ordinary contracts necessitated by the nature of its business has been entered into by the Company;

7.1.3     there has been no change in:-

7.1.3.1 the manner or time of payment of creditors or the issue of invoices or collection of debts; or

7.1.3.2   the policy of reserving for debtors;

7.1.4 no asset has been acquired or disposed of or has been agreed to be acquired or disposed of (save for assets acquired or disposed of in the ordinary and normal course of business on arms length terms) and no contract involving expenditure by it on capital account has been entered into by the Company;

7.1.5 the Company has not paid or become liable to pay any management, service or other such charges to the Vendors or to any of their Associates) other than in respect of goods and services supplied in the ordinary and normal course of business on commercial terms;

7.1.6 the Company has neither disbursed nor received any cash except in the ordinary and normal course of its business and all amounts received by or on behalf of the Company have been deposited with its bankers and appear in the appropriate books of account;

7.1.7 the Company has not declared, paid or made any dividends or other distributions within the meaning of the Taxes Act other than the Pre Sale Dividend;

7.1.8 the Company has not made any loans or incurred any borrowings except in the ordinary and normal course of its business; and

7.1.9 the accounting reference period of the Company has not ended or been extended.

7.2       Net assets and turnover
          -----------------------
          An audited balance sheet of the Company as at Completion and an audited profit and loss account of the Company for the period from the Balance Sheet Date up to Completion prepared on the same basis as the Accounts would show that the net tangible assets of the Company (after taking account of the profit or loss for the period since the Balance Sheet Date) would not be less than the net tangible assets shown in the Accounts and that the respective levels of turnover (both by value and by volume) and the gross and net profit margins were at least as high as during the corresponding period in the preceding year.

7.3       Amounts due to creditors
          ------------------------

7.3.1 The amounts now due by the Company to its creditors do not exceed by more than 15 per cent the amount shown in the Accounts as due to creditors at the Balance Sheet Date.

7.3.2 The aged creditor analysis annexed to the Disclosure Letter accurately shows the amounts owed by the Group to its trade creditors as at 31 October 1999 and the dates of the invoices pursuant to which such debts shall be due.

7.4       Bank and other borrowings
          -------------------------

7.4.1 Full details of all limits on the Company's bank overdraft and other borrowing facilities together with true, complete and accurate copies of all letters of credit, guarantees and other financial instruments issued on behalf of or for the benefit of the Company and which remain in force are contained in the Disclosure Letter.

7.4.2 The total amount borrowed by the Company does not exceed any limitation on its borrowing contained in its Memorandum or Articles of Association or in any other document which it is a party and the amount borrowed from its bankers does not exceed its overdraft facilities (if any).

7.4.3 No overdraft or other financial facilities of the Company arc dependent upon a guarantee of, or a security provided by, the Vendors or any third party.

7.4.4 The Company does not have outstanding and has not agreed to create or issue any loan capital; nor has it factored or discounted any of its debts (or agreed to do so), or been engaged in financing of a type which would not require to be shown or reflected in the Accounts; or borrowed any money which it has not repaid (save for borrowings not exceeding the amounts shown in the Accounts).

7.4.5 The Company has not since the Balance Sheet Date, repaid. or become liable to repay, any loan or indebtedness in advance of its stated maturity.

7.4.6 No event has occurred which would entitle any third party (with or without the giving of notice) to call for the repayment of any indebtedness of the Company prior to its normal maturity date.

Part 8
------

TAXATION
--------

8.1       Definitions
          -----------

          In this Part 8:

          "ACT" means advance corporation tax;
          -----
          "CAA" means the Capital Allowances Act 1990;
          -----
          "IHTA" means the Inheritance Tax Act 1984;
          ------
          "TCGA" means the Taxation of Chargeable Gains Act 1992;
          ------
          "TMA" means the Taxes Management Act 1970;
          -----
          "VAT" means value added tax;
          -----
          "VATA" means the Value Added Tax Act 1994.
          ------

8.2       General
          -------

8.2.1 All returns, amended returns, computations and payments which should be or should have been made by the Company for any fiscal purpose have been prepared on a proper basis and submitted within the prescribed time limits and are up to date and correct and none of them is now the subject or so far as the Vendors are aware likely to be the subject of any dispute with the Inland Revenue or HM Customs and Excise or other authority concerned and so far as the Vendors are aware will not give rise to any disallowance of relief, forfeiture, loss of allowance or credit, assessment, adjustment or set off (including any claim for interest on unpaid Taxation) by the Revenue.

8.2.2 All particulars furnished to the Revenue in connection with the application for any consent or clearance on behalf of the Company accurately disclosed all facts and circumstances material to the decision of the Revenue, any such consent or clearance is so far as the Vendors are aware valid and effective and any such transaction for which such consent or clearance has previously been obtained has been carried into effect only in accordance with the terms of the relevant application and consent for clearance.

8.2.3 The Company is not the subject of a back duty investigation or in-depth enquiry by any fiscal authority and there are no facts known to the Vendors which may give rise to the same.

8.2.4 All income tax under the PAYE system and payments due in respect of employees' contributions to national insurance and graduated state pension have been properly deducted by the Company and (together with any employer's contribution) have been fully and correctly paid to the appropriate authority and proper records thereof have been maintained.

8.2.5 All Taxation required to be deducted from any payments made by the Company which it is obliged or entitled to make has been deducted and accounted in full to the appropriate authority.

8.2.6 The Company is not and has at no time been an investment company, a close investment company or an investment trust company for Taxation purposes.

8.2.7 The Company has not since the Balance Sheet Date taken any action which has had, or so far as the Vendors are aware might have, the result of altering or prejudicing or in any way disturbing any arrangement or agreement which it has previously negotiated with the Revenue.

8.2.8 The Taxation computations for all accounting periods of the Company ended on or before 31 August 1998 have been agreed with the Revenue.

8.2.9 The Company is and has always been resident only in the United Kingdom for Taxation purposes and has never carried on any trade, business or other activities outside the United Kingdom other than the export of its goods and/or services in the ordinary and normal course of its business.

8.3       Capital Assets
          --------------

8.3.1 Save as provided for in the Accounts the values attributed to each of the assets of the Company as at the Balance Sheet Date is such that on any disposal of any of those assets which is treated for Taxation purposes as being for a consideration equal to such value (ignoring any reliefs and allowances available to the Company other than amounts falling to be deducted under section 38 TCGA) no chargeable gain or allowable loss would arise.

8.3.2 Since the Balance Sheet Date no asset has been acquired otherwise than by way of a bargain made at arm's length and for a consideration equal to its market value.

8.3.3 The Company has not effected or been a party to any demerger such as is mentioned in sections 213 to 218 Taxes Act.

8.3.4 The Company has not been a party to or involved in any transaction within section 29 TCGA or any scheme or arrangement within sections 30 to 34 TCGA.

8.3.5     The Company has never been a party to a transaction falling within section 17 TCGA.

8.3.6     The Company has not received any asset by way of gift as mentioned in section 282 TCGA.

8.3.7 The Company does not own any shares or securities acquired as a "new holding" under the provisions of sections 126 to 130 TCGA.

8.3.8 Neither the Company nor any company which was a member of the same group of companies at the relevant time has made any claim under sections 152, 153 or 247 TCGA.

8.3.9 The Company has not been a party to or involved in any share for share exchange nor any scheme of reconstruction or amalgamation such as are mentioned in sections 135 and 136 TCGA.

8.3.10 The Company will not be subject to corporation tax on the disposal of any debt owing to the Company.

8.3.11 Each and every loan made by the Company is a "qualifying loan" for the purpose of section 253 TCGA.

8.3.12 The Company does not own and has not owned and has never issued any relevant discounted securities or qualifying corporate bonds (as defined in Schedule 13 Finance Act 1996 or section 117 TCGA respectively).

8.3.13 The Company has sufficient information contained in its records to calculate any chargeable gain or allowable loss which may arise as the result of the disposal of assets owned by the Company at the Balance Sheet Date.

8.4       Capital Allowances
          ------------------

8.4.1 The book value of each of the assets of the Company in or adopted for the purposes of the Accounts on which capital allowances are calculated separately does not exceed the written down value of such asset for the purposes of the CAA and the aggregate book value of plant and machinery for which capital allowances have been claimed under Part II of that Act does not exceed the written down value of the qualifying expenditure under that Act.

8.4.2 The Company has not been a party to or involved in any transaction whereby a balancing allowance would be denied or reduced by virtue of section 5 CAA.

8.4.3 No capital expenditure has been incurred which is subject to the provisions of section 75 CAA.

8.4.4 Details of all elections made by the Company pursuant to section 59B or 59C CAA or requirements to make such elections in respect of any existing assets of the Company are set out in the Disclosure Letter.

8.5       Group arrangements
          ------------------

8.5.1 The Company has never been a member of any group of companies for any Taxation purpose other than of the Group.

8.5.2 The Company has not ceased to be a member of a group of companies for the purposes of sections 178 and 179 TCGA and will not cease to be a member of such a group as a result of Completion.

8.5.3 The Company has not at any time within the period of six years ending with the date of this agreement, acquired any assets other than trading stock from any company which, at the time of the acquisition, was a member of the same group (as defined in section 170 TCGA) as the Company.

8.5.4 The Disclosure Letter sets out full details of any surrender or agreement to surrender, or acceptance or agreement to accept the surrender, by the Company of any amount by way of group relief under the provisions of sections 402, 403 and 407 to 413 Taxes Act.



8.5.5 All claims for group relief made by the Company were valid and have been or so far as the Vendors are aware will be allowed by way of relief from corporation tax and the Company is not and will not, as a result of anything done before the date of this agreement, become liable to make any payment for an amount surrendered by any other company under or in connection in with the provisions of section 402 Taxes Act.

8.5.6 The Company is not and has not at any time been party to any arrangement falling within section 410 Taxes Act.

8.5.7     The Company has not made or purported to make any election under section 247 Taxes Act.

8.5.8 The Company has not made nor received nor purported to make or receive any surrender of the benefit of ACT under section 240 Taxes Act.

8.6       Distributions and Advance Corporation Tax
          -----------------------------------------

8.6.1 The Company has not at any time done anything which could be treated as a distribution for the purposes of sections 209 or 210 Taxes Act.

8.6.2 The Company has not issued any share capital to which the provisions of section 249 Taxes Act or section 141 TCGA could apply nor does it own any such share capital nor granted options or rights to any person which entitles that person to require the issue of any share capital.

8.6.3 The Company has not received a capital distribution to which the provisions of section 189 TCGA could apply.

8.6.4 The Company has not made or received any distribution which is an exempt distribution within sections 213 to 218(1) (inclusive) Taxes Act.

8.7       Stamp Duty
          ----------

8.7.1 All instruments (other than those which have ceased to have a legal effect) executed by the Company (and which are or were subject to stamp duty) have been duly stamped and the Company has not executed any other instrument relating to any property situate in, or to any matter or thing done or to be done in, any part of the United Kingdom.

8.7.2     The Company has no liability to stamp duty reserve tax.

8.8       Anti-Avoidance
          --------------

8.8.1 The Company has not entered into or been a party to any pre-ordained series of transactions, composite transactions or any other schemes or arrangements into which steps were inserted which served no purpose other than the saving of Taxation.

8.8.2 The Company has not been party to any other transaction or arrangement of any nature which could give rise to a charge to Taxation under Part XVII Taxes Act.

8.9       Close Company
          -------------

8.9.1     The Company is a close company for Taxation purposes.

8.9.2 The Company has no loan outstanding to which the provisions of sections 419 and 420 Taxes Act would apply.

8.9.3 The Company has not held and does not hold shares in a company not being another member of a group of companies (including the Company) as defined in section 170 TCGA which has made any such transfer as was referred to in section 125 TCGA.

8.9.4     The Company has not made any transfers of value within section 94
          IHTA.

8.10      Events since the Balance Sheet Date
          -----------------------------------
          Since the Balance Sheet Date:-

8.10.1 the Company has not disposed of any asset (including trading stock) or made any supply of any service or business facility of any kind (including a loan of money or the letting, hiring or licensing of any property whether tangible or intangible) in circumstances where the consideration actually received or receivable for such disposal or supply is less than the consideration which could be deemed to have been received for the purposes of Taxation;

8.10.2 no event has occurred which gives rise to a liability to Taxation to the Company on deemed (as opposed to actual) income, profits or gains or which results in the Company becoming liable to pay or bear a liability to Taxation directly or primarily chargeable against or attributable to another person, firm or company;

8.10.3 the Company has not made or received any distributions for any Taxation purpose;

8.10.4 the Company has not surrendered or claimed any ACT under Chapter V Taxes Act or any losses by way of group relief under the Taxes Act;

8.10.5 the Company has not paid any remuneration (including emoluments as defined by section 131 and sections 153-168 Taxes Act) to any officer, director or employee or to any member of his family or household in excess of such amount as will be deductible in computing the taxable profits of the Company;

8.10.6 no payment has been made by the Company which will not be deductible for the purposes of corporation tax (or any corresponding tax on profits in any relevant foreign jurisdiction), either in computing the profits of the Company or in computing the corporation tax or corresponding tax chargeable on it; and

8.10.7 no accounting period (as defined in section 12 Taxes Act) of the Company has ended as referred to in section 12(3) of that Act.

8.11      Value Added Tax
          ---------------

8.11.1 In relation to VAT the Company has complied in all material respects with all statutory provisions, rules, regulations, orders and directions and made all necessary returns; and within the prescribed time limits provided all necessary information and documents to HM Customs and Excise and paid all amounts due to the proper person.

8.11.2 The Company has at all times kept and preserved complete correct and up-to-date records, invoices and other documents required for the purposes of VAT.

8.11.3 The Company has not been required by HM Customs and Excise to give security under paragraph 4 of schedule 11 to the VATA.

8.11.4 No act or transaction has been effected in consequence of which the Company is or may be held liable for any VAT calculated by reference to the supply of goods and services by any other company.

8.11.5 The business of the Company has been conducted in such a manner that the Commissioners could not issue a direction under paragraph 2 of
          Schedule 1 VATA.

8.11.6 The Company is not liable and will not (in respect of anything done before Completion) be liable to any interest, penalty or surcharge in respect of VAT and in particular (but without prejudice to the generality of the foregoing) the

          Company is and will not be so liable to any penalty, interest or surcharge pursuant to sections 59, 63 to 70 and 74 VATA.

8.11.7 Neither the Company nor any of its officers or directors is or will (in respect of anything done before Completion) be liable to a penalty under sections 60, 61 or 62 VATA.

8.11.8 The Company is not and has not at any time been a member of a group of companies for VAT purposes.

8.11.9 The Company is not and has not agreed to become an agent, manager or factor for the purposes of sections 47 or 48 VATA of any person who is not resident in the United Kingdom.

8.11.10 The Company has not incurred any expenditure in the ten years preceding Completion on capital items such that the provisions of Part XV of The Value Added Tax Regulations 1995 may apply to the Company.

8.11.11   The Company obtains credit for all input tax paid or suffered by it.

8.11.12 Full provision has been made in the Accounts for all input tax owing or which may become due to any of the Company's suppliers and for any refund of value added tax owing or which may become due to any of the Company's customers.

8.11.13 The Company has not in the previous six years deducted any input tax in reliance on the intended use of the goods or services to which the input tax relates where the actual use of those goods or services has not yet occurred.

8.12      VAT On Property
          ---------------

8.12.1 The Company does not own the fee simple in any building or civil engineering work which is uncompleted or which was completed (within the meaning of Note (2) to Group 1 Schedule 9 VATA) less than three years before the date of this agreement.

8.12.2    The Disclosure Letter contains full particulars of:

8.12.2.1 any election under paragraph 2 Schedule 10 VATA to waive exemption from VAT in relation to any land made by the Company or by any member or former member of any group of companies of which the Company is or was registered for VAT purposes; and

8.12.2.2 any agreement or other arrangement to which the Company is a party whereby the Company has agreed not to waive exemption from VAT pursuant to paragraph 2 Schedule 10 VATA in relation to any land.

8.13      Employee share schemes
          ----------------------

8.13.1 The Disclosure Letter contains full details of all share schemes (including those approved by the Inland Revenue and unapproved schemes) which the Company operates or in which its UK employees are entitled to participate, together with copies of any approvals issued by the Inland Revenue in respect of such schemes and nothing has been done to prejudice the approved status of any such schemes.

8.13.2 The Disclosure Letter contains full details of any issue of shares or an interest in shares by the Company in the circumstances described in section 77 to 89 Finance Act 1988 and the Company has complied with section 85 Finance Act 1988.

8.13.3 The Disclosure Letter contains a copy of the rules of any profit related pay schemes which the Company operates or has operated, or in which its UK employees are or have been entitled to participate, in any year commencing prior to Completion, together with copies of any approvals issued by the Inland Revenue in respect of such schemes, and nothing has been done to prejudice the approved status of any such schemes which have at all times been operated in accordance with any rules governing the scheme and relevant Taxation legislation.

8.14      Secondary liability
          -------------------

          So far as the Vendors are aware, no transaction or event has occurred in consequence of which the Company is or may be held liable for any Taxation or deprived of reliefs or allowances otherwise available to it or may be otherwise held liable for any Taxation for which some other company or person was primarily liable (whether by reason of any such other company being or having been a member of the same group of companies or otherwise).

8.15      Payments equivalent to tax
          --------------------------

8.15.1 The Company has not in the previous seven years entered into any indemnity, guarantee or covenant under which the Company has agreed or can be procured to meet or pay a sum equivalent to or by reference to another person's liability to Taxation.

8.15.2 The Company is not liable nor has any event or omission occurred in consequence of which the Company could at any time become liable to make a payment to any person as a result of the discharge by that person of any liability of the Company to Taxation incurred on or before Completion.

8.16      Loan Relationships
          ------------------

          All interest, discounts or premiums payable by the Company in respect of its loan relationships within the meaning of Chapter II of Part IV of the Finance Act 1996 are capable of being brought into account as a debit for the purposes of that Chapter as and to the extent that they are from time to time recognised in the Company's accounts (assuming that the accounting policies and methods adopted for the purpose of the Accounts continue to be so adopted).

Part 9
------

CONTRACTS AND COMMITMENTS
-------------------------

9.1       Capital commitments
          -------------------

          The Company had no capital commitments at the Balance Sheet Date and since then the Company has not made any capital expenditure or incurred any capital commitments.

9.2       Subsisting contracts
          --------------------

          The Disclosure Letter contains full and accurate copies (incorporating all the terms which currently apply) of every material contract, covenant, commitment or arrangement to which the Company is a party and in respect of which any party to them has or may have any outstanding liability:-

9.2.1 is of an unusual or abnormal nature or outside the ordinary and normal course of business;

9.2.2     is for a fixed term of more than six months;

9.2.3 is of a long-term nature (that is, unlikely to have been fully performed, in accordance with its terms, more than six months after the date on which it was entered into or undertaken);

9.2.4 is incapable of termination in accordance with its terms, by the Company, on sixty days' notice or less;

9.2.5 is of a loss-making nature (that is, known to be likely to result in a loss to the Company on completion or performance);

9.2.6 cannot readily be fulfilled or performed by the Company on time without undue, or unusual, expenditure of money, effort or personnel;

9.2.7 involves payment by the Company by reference to fluctuations in the index of retail prices, or any other index or in the rate of exchange for any currency;

9.2.8     involve a capital commitment by the Company;

9.2.9 involves, or is likely to involve, the supply of goods or services the aggregate sales value of which will represent in excess of 5 per cent of the turnover for the preceding financial year of the Company;

9.2.10 is a contract for hire or rent, hire purchase, or purchase by way of credit sale or periodical payment;

9.2.11 is a contract whereby the Company has been appointed to act or has appointed someone else to act as an agent or as a distributor or franchisee; or

9.2.12 is an agreement for the supply of services (other than for gas, water or electricity).

9.3       Mortgages and guarantees etc
          ----------------------------

9.3.1 The Company has not created nor has it agreed to create any loan capital or any mortgage, debenture, lien, charge or other similar encumbrance or security interest over all or any of its property, assets, undertaking. goodwill, reserves or share capital.

9.3.2 There are no guarantees, suretyships, indemnities or similar commitments (whether secured or unsecured) given by the Company in respect of which obligations or liabilities (whether actual or contingent) are still outstanding.

9.4       No loans
          --------

          The Company has not made any loans or advanced any monies or credit to any person, firm or company (other than credit given on normal commercial terms in the ordinary and normal course of business).

9.5       Bank indemnities
          ----------------

          The Disclosure Letter contains full and accurate copies (incorporating all the terms which currently apply) of all agreements and indemnities and memoranda of all arrangements, practices and understandings between the Company and its bankers, pursuant to which the Company's bankers agree to collect on the Company's behalf third party cheques encashed by the Company and/or pursuant to which the Company agrees to indemnify its bankers for any liability which they may incur to anyone in the course of doing so.

9.6       No partnership etc
          ------------------

          The Company is not a member of any partnership, joint venture, trade association, society or other group, whether formal or informal and whether or not baying a separate legal identity, nor does any such body have any material influence over the business of the Company as now carried on.

9.7       Standard terms of business
          --------------------------

          The Disclosure Letter contains:-

9.7.1     copies of the Company's standard terms of business; and

9.7.2 full details of the fees, charges and other costs levied (by whatever name called) by the Company on its customers in connection with First Party Cheque Cashing and Third Party Cheque Cashing arrangements offered by the Company.

9.8       Non-arms length contracts
          -------------------------

9.8.1 None of the Vendors nor so far as the Vendors are aware any of their Associates nor any person in which any of them has or had any interest (direct or indirect, either solely or jointly with any other party and whether as shareholder, employee, director, consultant or otherwise) has (or has ever had) a trading relationship with the Company nor have any of them ever entered into any other type of transaction or arrangement with the Company (other than in the capacity as a shareholder or employee of the Company); and none of them provides (or has in the past provided) goods or services in competition with the Company.

9.8.2 The Company is not a party to, nor have its profits or financial position during the three years prior to the date hereof been affected by. any contract or arrangement which is not of an entirely arms-length nature made on open market terms.

9.9       Defaults, etc
          -------------

9.9.1 So far as the Vendors are aware none of the obligations owed by any third party to the Company is unenforceable and no event has occurred as regards the Company which would entitled any third party to terminate any contract or benefit enjoyed by the Company or call in any money before the normal due date therefor.

9.9.2 Neither the Company nor so far as the Vendors are aware any other party to any agreement, commitment, transaction or arrangement with the Company is in default to any material extent thereunder and there are no circumstances likely to give rise to such a default.

9.10      Liabilities
          -----------

9.10.1 There are no contractual liabilities (including contingent liabilities) which are outstanding on the part of the Company other than those liabilities disclosed in the Accounts or incurred, in the ordinary and normal course of trading, since the Balance Sheet Date.

9.10.2 There is no indebtedness or liability due, owing or incurred by the Company to the Vendors or any of their Associates whether actually or contingently, whether solely or jointly with any other person and whether as principal or surety and there is no such indebtedness or liability due, owing or incurred to the Company by the Vendors or any of their Associates.

9.10.3 There are no outstanding liabilities or commitments on the Company arising from any arrangements for the disposal of any shares, property or other assets (other than in the ordinary and normal course of business) previously owned by the Company.

9.11      Payments to creditors
          ---------------------

          The Company has at all times paid its creditors within the times agreed with such creditors and there are no debts owing by the Company which are overdue for payment.

9.12      No restrictions on Company
          --------------------------

          The Company is not a party to any secrecy or confidentiality agreement or arrangement which may restrict the use or disclosure of information nor has it given any covenants limiting or excluding its right to do business and/or compete in any area or field with any other person.

9.13      Franchise Agreements
          --------------------

9. 13.1   All agreements with the Franchisees are valid and subsisting.

9.13.2 The Disclosure Bundle contains complete and accurate copies of all the franchise agreements with the Franchisees.

9.13.3 The seventh schedule of this agreement contains accurate details of each Franchisee and each Franchise Property.

9.13.4 The Company has not received notice to terminate any agreement with any of the Franchisees.

9.13.5 The Company has not received notice from any of the Franchisees to alter the term or terms of their franchisee agreement.

9.13.6 So far as Vendors are aware none of the Franchisees is intending to serve notice to terminate its franchise agreement with the Company.

9.13.7 The Franchisees do have not a representative appointed on their behalf to negotiate, or otherwise deal with the Company in relation to the franchise agreements.

9.13.8 The Company is not in breach of any of the franchise agreements with the Franchisees.

9.13.9 So far as the Vendors are aware the Franchisees are not in breach of their franchise agreements with the Company.

9.13.10 The Franchisees pay all commissions/fee sharings due to the Company when they are so obligated.

9.13.11 The active franchise status log at item 37 of the Disclosure Bundle is true, complete and accurate in all respects.

9.13.12 Each of the following representations and warranties applies (where the context so permits) in relation to each of the Franchisees as they apply to the Company:

          (i)   Warranty 2.9

          (ii)  Warranty 2.11

          (iii) Warranty 2.20

9.13.13 No person, company, partnership or otherwise who was a franchisee of the Company in the 12 months preceeding the date of this agreement has given notice to terminate, or terminated their franchise agreements with the Company during that time.

9.14      Relationships with third parties
          --------------------------------

9.14.1 No Franchisee presently doing business with the Company is so far as the Vendors are aware, likely to cease to do so or otherwise substantially reduce its purchases from or supplies to the Company during the twelve calendar months following Completion.

9.14.2 Neither more than 25 per cent of the aggregate amount of all the purchases nor more than 25 per cent. of the aggregate amount of all the sales of the Company in any trading period of 52 weeks are obtained from or made to the same supplier, customer or Franchisee (together with any person, firm or company in any way connected with such supplier or customer).

9.14.3 There is no written contract or arrangement to which the Company is part which will or may be determined under which any right of the Company may be adversely affected (or pursuant to which any other party may require the adoption of terms less favourable to the Company than those subsisting in the absence of any change) by reasons of the sale of the Shares to the Purchaser or the implementation of any provision of this agreement.

9.14.4 So far as the Vendors are aware there is no oral contract or arrangement to which the Company is part which will or may be determined under which any right of the Company may be adversely affected (or pursuant to which any other party may require the adoption of terms less favourable to the Company than those subsisting in the absence of any change) by reasons of the sale of the Shares to the Purchaser or the implementation of any provision of this agreement.

9.15      Pawnbroking
          -----------

          As at the date of this agreement the Company has not entered into any franchise agreements relating to the provision of pawnbroking services.

9.16      Changes to current practices
          ----------------------------

9.16.1 The Company will within 60 days of Completion change its current practices for cashing Customer Cheques, to ensure that it treats Customer Cheques as a loan and enters into Regulated Agreements with its customers in accordance with the Consumer Credit Act 1974 and not write the details of a customer's cheque guarantee card on the back of Customers Cheques.

9.16.2 The Company will within 120 days of Completion use all reasonable endeavours to procure that all Franchisees will have changed their current practices of cashing Customer Cheques, to ensure that the Franchisees treat Customer Cheques as a loan and that the Franchisees enter into Regulated Agreements with their customers in accordance with the Consumer Credit Act 1974 and not write the details of a customer's cheque guarantee card on the back of Customers Cheques.
Part 10
-------

PENSIONS
--------

10.1.1    Status of Pension Schemes
          -------------------------

          The Pension Schemes are approved by the Superannuation Funds Office of the Inland Revenue as an exempt approved scheme under Chapter I Part XIV Taxes Act and have at all times been administered in accordance with the provisions of that Act and of the Social Security Act 1973 and with the applicable provisions of the Social Security Pensions Act 1975 and in accordance with any other applicable legislation, regulations and requirements; and nothing has been done or omitted to be done which may result in the Pension Schemes ceasing to be such an exempt approved scheme.

10.1.2 Contracting-out Certificates have been issued to or in respect of the Company by the Occupational Pensions Board under the provisions of the Social Security Pensions Act 1975 in relation to the Pension Schemes and nothing has been done or omitted to be done which may cause such certificates to be withdrawn.

10.2      Extra-Pension Liabilities
          -------------------------

          The Company is not under any legal liability or obligation to provide any relevant benefits (as defined in section 612(1) of the Taxes Act) or any death or disability benefits not within that definition for any past or present officer or employee or their dependants otherwise than under the Pension Schemes and is not under any such liability or obligation to pay contributions to any Personal Pension Scheme (as defined in section 630 of the Taxes Act).

10.2.2 The Company has not given any undertakings or assurances to its officers, employees or consultants regarding the continuance, introduction or improvement of any retirement, death or disability benefits (whether or not there is any obligation to do so) or regarding the payment of contributions to Personal Pension Schemes (whether or not there is any obligation to do so).

10.2.3 The Company has not granted any ex gratia pension or other like payment to any of its past or present officers, employees, consultants or their dependants.

10.3      Compliance
          ----------

          The Company has complied with all its obligations under the Pension Schemes and has paid all amounts due to the Trustees of the Pension Schemes ("the Trustees").

10.4      Money purchase basis
          --------------------

          Benefits from the Pension Schemes are provided on a money-purchase basis and no member of the Pension Schemes is entitled to or has been promised a defined amount or level of any benefit (other than lump sum death benefit).

10.5      Benefits fully insured
          ----------------------

          All benefits under the Pension Schemes payable on death before normal retirement age are fully insured with a reputable insurance company.

10.6      Claims
          ------

          There are no actions, suits or claims (other than normal claims for benefits) pending or threatened in relation to the Pension Schemes.

10.7      Discharge of liabilities
          ------------------------

          The following liabilities of the Company disclosed to the Purchaser (whether contractual or otherwise) have been fully met:-

10.7.1    to pay contributions to Personal Pension Schemes; and

10.7.2 to make direct payments of pension to ex-employees in retirement or their relatives and dependants.

10.8.1    Trustees
          --------

          The Trustees are not treated as carrying on investment business under the terms of section 191 of the Financial Services Act 1986 ("FSA").

10.8.2 Neither the Trustees nor any individuals employed by them in their capacity as such Trustees carry on or purport to carry on in the United Kingdom investment business within the meaning of FSA.

10.9      Documentation
          -------------

          Copies of all trust instruments, rules and other documents governing the Scheme (including members' booklets and announcements) and the latest trustees' report and accounts have been disclosed to the Purchaser and all such disclosed documentation are true, complete, accurate and up-to-date and contain no material omission.

Part 11
-------

OFFICERS AND EMPLOYEES
----------------------

11.1      Details
          -------

11.1.1 The Disclosure Letter contains an accurate and complete list of all officers and employees of the Company as at 12 December 1999, showing all remuneration payable and other benefits provided or which the Company is bound to provide either now or in the future together with copies of all contracts of employment with the directors and the secretary of the Company and with all employees whose remuneration exceeds (Pounds)25,000 per annum.

11.1.2 The Disclosure Letter contains complete and accurate copies (incorporating all the terms which currently apply or a memorandum of such terms) of all service agreements, consultancy agreements and letters of engagement which have been made with any employee or consultant of the Company and of specimens of the standard terms of employment on which any employee of the Company is now employed together with a note showing which employees are employed under which type of standard terms.

11.2      Statutory notices
          -----------------

          All appropriate notices have been properly issued under the Employment Protection (Consolidation) Act 1978 to all employees (including directors) of the Company.

11.3      No other service and consultancy arrangements
          ---------------------------------------------

          There are no service or consultancy agreements or arrangements outstanding between the Company and any other person apart from those disclosed in the Disclosure Letter.

11.4      No bonus or commission arrangements
          -----------------------------------

          The Company is not bound or accustomed to make periodical or other payments (other than normal fixed salaries and wages) to employees, ex-employees, officers, consultants or others and no employee, officer or consultant has remuneration on a profit sharing or commission basis or by reference to the turnover, profits, sales or assets of the Company.

11.5      No share option scheme
          ----------------------

          The Company does not have and never has had any share option, share incentive, profit sharing or any other similar scheme.

11.6      Increases since Balance Sheet Date
          ----------------------------------

          Since the Balance Sheet Date:-

11.6.1 no remuneration or benefit has been paid or given or agreed to be paid or given to any officer, employee or consultant of the Company who is now entitled to remuneration at the rate of at least (Pounds)25,000 per annum except at the rates in force on that date;

11.6.2 no general increase in the wages of the employees of the Company or any section or class of such employees has been made or agreed to be made (whether legally binding or not) either with the employees or their representatives nor has any negotiation or demand for such increase been entered into by or made to the Company; and

11.6.3    the Company has not received or been notified of any wage claim.

11 .7     Termination of employment
          -------------------------

11.7.1 All contracts of employment between the Company and its officers or employees are lawfully determinable by the Company without compensation by notice (not exceeding the relevant statutory minimum period of notice).

11.7.2 No director or executive of the Company. who is in receipt of remuneration in excess of (Pounds)25,000 per annum has given or received notice terminating his employment, except as expressly contemplated in this agreement, and no such executive will be entitled to give such notice as a result of the sale of the Shares to the Purchaser.

11.7.3 The Company has no reason to dismiss (nor does it wish to dismiss) any of its employees who is entitled to remuneration of at least (Pounds)25,000 per annum.

11.8      Claims by or against employees
          ------------------------------

11.8.1 The Company is not now, nor is it likely to be and has not since the Balance Sheet Date been, engaged in any legal proceedings or arbitration whether as plaintiff or defendant with any trade union or any person who is or has at any time been a director or an employee of the Company.

11.8.2 No person who is or was a director or employee of the Company has any right or made any claim (which has not yet been settled) to any compensation or other payment by reason of the termination of his employment (whether such termination constitutes unfair or wrongful dismissal redundancy or otherwise) or any breach by the Company of his terms of engagement or employment; so far as the Vendors are aware there are no circumstances likely to lead to any such claims being made; and no gratuitous payment has been made or promised by the Company in connection with the termination or proposed termination of employment of any past or present director or employee.

11.8.3 No order has been or may be made for the reinstatement or re-engagement of any employee of the Company.

11.9      Industrial relations
          --------------------

          There is not and never has been any strike, picket, lock-out, go-slow, work-to rule or any other form of industrial dispute taken or threatened against the Company and to the best of knowledge, information and belief of the Vendors there are no facts or circumstances which might lead to any such industrial dispute.

11.10     Trade union recognition
          -----------------------

          No claim has been made by any trade union for recognition or for any improvement or amendment to the terms or conditions of employment of any employees of the Company and no claim for recognition has been referred to the Advisory Conciliation and Arbitration Service or to the Central Arbitration

          Committee nor is any trade union recognised by the Company in respect of any class of employees for any purpose whatsoever.

11.11     Working Time Regulations
          ------------------------

11.1.1 The Company has complied in full with its obligations under the Working Time Regulations 1998 (the `1998 Regulations") and, in particular and without limitation, with its record keeping obligations under Regulations 5(4) and 9 of the 1998 Regulations and the requirements tinder Regulations 4, 6, 7 and 8 of the 1998 Regulations.

11.1.2    The Disclosure Letter contains complete and accurate copies of:-

11.1.2.1 all relevant agreements entered into pursuant to the 1998 Regulations (or, if in standard form, a copy of the standard form) and a list of all workers covered by any such agreement; and

11.1.2.2 a list of all workers whom the Company regards as falling within the terms of Regulation 20 or 21 of the 1998 Regulations.

Part 12
-------

INSURANCE
---------

12.1      Full cover
          ----------

          The Company is and has been at all material times fully covered by valid insurance against the normal risks for the type of business carried on and assets and stock-in-trade owned or used by it (including adequate insurance for the full reinstatement value of such business, assets and stock-in-trade and against loss of profit) and nothing has been done or omitted to be done which could make any policy of insurance void or voidable.

12.2      Details of insurance cover
          --------------------------

          The Disclosure Letter contains accurate information in relation to all policies of insurance maintained by the Company (or which is maintained by a third party but in which the Company has an interest) and includes all information which the Purchaser shall reasonably require in order to assess the liability to pay premiums and the cover afforded under such policies (including details of current premiums, excess levels, any unusual terms or conditions contained in such policies, a history of claims made by the Company at any time under any insurance policies and circumstances which have arisen and may give rise to a claim under such policies).

12.3      Premiums paid
          -------------

          All premiums payable in respect of any insurance policy in which the Company has an interest have been duly paid.

12.4      No outstanding claims
          ---------------------

          There are no claims outstanding by the Company under any insurance policy nor, so far as the Vendors are aware, are there any circumstances likely to give rise to any such claim or which would or might be required under any insurance policy to be notified to the insurers or which might lead to any liability under such insurance policies being avoided by the insurers or the premiums being increased.

12.5      Effect of this agreement
          ------------------------

          No cover afforded by any policy of insurance which is maintained by the Company or which is maintained by a third party but in which the Company has an interest will terminate or be terminable at the option of the insurer or any third party by reason of the implementation of this agreement.

Part 13
-------

LITIGATION AND LEGAL PROCEEDINGS
--------------------------------

13.1      Defaults by the Company
          -----------------------

          The Company is not and since the Balance Sheet Date has not been:-

13.1.1 in default under any agreement, deed, instrument, arrangement or covenant to which it is a party or in respect of any other obligations or restrictions binding upon it;

13.1.2 so far as the Vendors are aware liable in respect of any representations or warranties (whether express or implied) or other matters giving rise to a duty of care on the part of the Company; or

13.1.3 in receipt of any notice indicating that the Company is liable to any fine or penalty as a result of committing or omitting to do any act or thing which could give rise to such a liability and so far as the Vendors are aware the Company is not known to be in default; or

13.1.4 subject to any order or judgement given by any Court or government agency and has not been party to any undertaking or assurance given to any Court or governmental agency which is still in force;

13.2      Legal Proceedings
          -----------------

          The Company is not and has not since the Balance Sheet Date been engaged and so far as the Vendor is aware there are no circumstances likely to lead to the Company becoming engaged in any legal proceedings (civil or criminal) or arbitration as plaintiff defendant or otherwise howsoever except as plaintiff in normal debt collection and in respect of which the aggregate amount of debts due to the Company does not exceed (Pounds)2,000.

13.3      Disputes with Government departments
          ------------------------------------

          There is no dispute with any revenue or other government, local authority, administrative, official department entity or agency in the United Kingdom or elsewhere, in relation to the affairs of the Company and so far as the Vendors are aware there are no facts which may give rise to any such dispute.

13.4      Personal injury claims
          ----------------------

          There are no claims pending or threatened, or capable of arising against the Company by an employee or third party in respect of any accident or injury which are not fully covered by insurance.

13.5      Demands to pay
          --------------

          No demand has been served upon the Company under section 123 of the Insolvency Act 1986 and the Company has not received notice (whether formal or informal) from any lenders of money to the Company requiring repayment or intimating the enforcement by such lenders of any security which they may hold over any assets of the Company and so far as the Vendors are aware there are no circumstances likely to give rise to any such notice being given.

13.6      Advertising materials
          ---------------------

13.6.1 So far as the Vendors are aware all advertising and marketing materials used in connection with the Company's business comply with all legal requirements (other than the Consumer Credit Act 1974) in all countries in which these materials are used or proposed to be used. Such materials are not defamatory and there are no grounds under which such materials could be challenged for any reason whatsoever including, without limitation, defamation, trade libel or any analogous law

13.6.2 All advertising and marketing materials used in connection with the Company's business comply with the Consumer Credit Act 1974 and subordinate legislation and regulations.

Part 14
-------

ENVIRONMENTAL MATTERS
---------------------

14.       Pollution
          ---------

          The Company has complied, and has adequate facilities to continue to comply, with all legislation relating to the disposal of industrial effluent.

FIFTH SCHEDULE
--------------

TAX DEED
--------

THIS DEED is made on             1999
---------

BETWEEN:-
---------

(1) The persons whose names and addresses are set out in the schedule hereto ("Covenantors"); and
                  -------------

(2)       DOLLAR FINANCIAL UK LIMITED a company registered in England under No.
          ---------------------------
          3701758 whose registered office is at c/o Ernst & Young, Rolls House, 7 Rolls Building, Fetter Lane, London EC4A 1NH ("Purchaser").
                                                          -----------

1         INTRODUCTION
          ------------

1.1       By an Agreement ("Agreement") of even date hereof and made between
                            ---------
          (1) the Covenantors (2) the Purchaser and (3) Dollar Financial Group Inc., the Purchaser agreed to purchase the Shares (as defined in the Agreement).

1.2 Clause 4.2.12 of the Agreement provides that the Covenantors will deliver today a duly executed deed in this form.

2         DEFINITIONS AND INTERPRETATION
          ------------------------------

2.1 In this deed expressions defined in the Agreement shall bear the same meanings unless the context otherwise requires or unless they are expressly given different meanings.

2.2       In this deed unless the context otherwise requires:-

          "Accounts" means the audited consolidated balance sheet as at the
           --------
          Balance Sheet Date and the audited consolidated profit and loss account for the period ended on the Balance Sheet Date of CCL and CCL's Subsidiaries together with the notes and directors' reports and other documents annexed to them (and for the purposes of identification only copies of the Accounts have been signed by or on behalf of the parties to the Agreement and are annexed thereto as appendix "A");

          "Balance Sheet Date" means 31 August 1999;
           ------------------

          "CCL" means Cash Centres Limited (registered number 2736661);
           ---

          "CCL's Subsidiaries" means Lombard Guildhouse Limited (registered
           ------------------
          number 2261206), Cash Centres Scotland Limited (registered number 2892901) and County Registers Limited (registered number 3500718);

          "Claim" means any notice, demand, assessment, letter or other document
           -----
          issued, or action taken, by or on behalf of the Revenue or any other governmental or statutory authority, body or official, whether of the United Kingdom or elsewhere, whereby the Company is or may be placed under a liability to Taxation;

          "Company" means Cash Centres Corporation Limited (registered number
           -------
          3812121) and the Subsidiaries or any one or more of them;

          "Event" includes any act, omission, transaction or circumstance,
           -----
          including (without limitation) any change in the residence of, or the death of, any person, the execution of the Agreement and Completion;

          "Post Completion Reorganisation" means the first share reorganisation
           ------------------------------
          (if any) of Cash Centres Corporation Limited taking place after Completion and involving a reorganisation, reclassification or cancellation of share capital of that company so as to create the same share capital structure as existed as at 1 December 1999;

          "Relief" includes any loss, allowance, exemption, set-off, credit or
           ------
          deduction relevant to the computation of any Taxation or any right to repayment of Taxation;

          "Reorganisation" means the matters, transactions and events referred
           --------------
          to in paragraphs 1.1.1 and 2.1.1 of the Disclosure Letter and the documents constituting items 3, 4 and 5 of the Disclosure Letter Bundle;

          "Share Reorganisation" means the matters, transactions and events
           --------------------
          referred to in paragraph 1.2 of the Disclosure Letter and the documents constituting item 12 of the Disclosure Letter Bundle;

          "Subsidiaries" means  CCL, CCL's Subsidiaries, Cash Centres Retail
           ------------
          Limited (registered number 3812125) and Cash Centres International Limited (registered number 3816243) or any one or more of them;

          "Taxation" includes all forms of taxation, duties (including stamp
           --------
          duty), levies, imposts, charges, withholdings, national insurance and other contributions, rates and PAYE liabilities (including any related or incidental penalty, fine, interest or surcharge) whenever created or imposed and whether of the United Kingdom or elsewhere.

2.3 A liability to Taxation which results from the loss, reduction, modification, nullification or cancellation of any Relief, or for which the Company would have been liable but for the utilisation or set-off of any Relief, shall for the purposes of this deed be deemed to be a liability equal to the amount (as appropriate) of:

2.3.1 Taxation which use of the relevant Relief would have saved (assuming Taxation to be otherwise payable); or

2.3.2 the repayment of Taxation to which the Company would otherwise have been entitled.

2.4 The covenants contained in this deed apply where the liability in question arises as a result of one or more Events or the combined effect of more than one Event, where one such Event occurred on or before Completion.

2.5 The covenants contained in this deed shall be construed as separate and independent and none of them shall be affected or restricted by any other except to the extent that any payment made by the Covenantors and received by the Purchaser in respect of one covenant shall discharge the same liability under the other covenants which shall arise out of the same subject matter.

3         COVENANTS
          ---------

3.1 The Covenantors jointly and severally covenant with the Purchaser to pay to the Purchaser an amount equal to:-

3.1.1 any liability to Taxation of the Company in respect of, by reference to or in consequence of any income, profits or gains earned, accrued or received or deemed to have been or treated as or regarded as earned, accrued or received on or before Completion;

3.1.2 any liability to Taxation of the Company in respect of, by reference to or in consequence of any Event which occurred or is deemed to have occurred on or before Completion;

3.1.3 any liability to Taxation of the Company for which it is not primarily liable in respect of, by reference to or in consequence of any Event which occurred or is deemed to have occurred on or before Completion;

3.1.4 any liability to Taxation of the Company which is also a liability to Taxation of another person and which is payable by the Company by virtue of the other person failing to discharge such liability to Taxation and of the Company being at any time prior to Completion a member of the same group as any other person or otherwise connected with or related to such other person for Taxation purposes;

3.1.5 any Taxation for which the Company would have become liable pursuant to clauses 3.1.1 to 3.1.4 (inclusive) but for the utilisation or set off of some Relief;

3.1.6 the loss, reduction, modification, nullification or cancellation of some Relief occurring on or before Completion where such Relief would otherwise be available to the Company (disregarding for this purpose any other Relief);

3.1.7 any Taxation arising in respect of or in connection with any amounts paid or payable pursuant to or otherwise in connection with this deed; and

3.1.8 all costs and expenses reasonably incurred by the Purchaser in enforcing the provisions of this deed.

3.2.1 All sums payable by the Covenantors under the covenants contained in this deed shall be paid free and clear of all deductions or withholdings or rights of counterclaim or set-off unless the deduction or withholding is required by law.

3.2.2 If the Covenantors are required by law to make any deduction or withholding from any payment under this deed, the sum due from the Covenantors in respect of such payment shall be increased to the extent necessary to ensure that after the making of such deduction or withholding the Purchaser receives and retains a net sum equal to the sum it would have received had no deduction or withholding been required to be made provided that if the Purchaser subsequently obtains a credit against a liability to Taxation in respect of which the Covenantors are not liable to make a payment under this deed and which would not have arisen but for such deduction or withholding, the Purchaser shall repay to the Covenantors an amount equal to the lesser of the credit received and the increased payment by the Covenantors under this clause.

4         FURTHER COVENANTS
          -----------------

          The Covenantors jointly and severally covenant with the Purchaser to pay to the Purchaser an amount equal to:-

4.1 any liability to Taxation of the Company or the Purchaser arising in respect of, by reference to or in consequence of the Reorganisation, the Share Reorganisation and the Post Completion Share Reorganisation or any one or more of them; and

4.2 any liability to Taxation (which for the purpose of this clause only shall mean PAYE and primary and secondary National Insurance Contributions (or any one or more of them) including any related fine, penalty or interest) of the Company or the Purchaser arising as a result of or by reference to a failure by the Company on or before Completion to deduct, withhold or account for Taxation.

5         EXCLUSIONS
          ----------

5.1 The covenants in clause 3.1 shall not apply to any liability to Taxation to the extent that:-

5.1.1 it arises as a consequence of any transaction in the ordinary course of business of the Company in the period from the Balance Sheet Date to Completion;

5.1.2 it arises as a consequence of a change in the law or a change or withdrawal of any previously published practice or concession of any Taxation authority of general application in any such case after the date hereof;

5.1.3 it arises as the result of any provision or reserve made in respect thereof in the Accounts being insufficient by reason of any increase in rates of Taxation made after the date hereof;

5.1.4 it would not have arisen but for a voluntary act, omission or transaction of the Purchaser or of the Company effected after Completion otherwise than in the ordinary course of business (unless pursuant to an obligation incurred prior to the date of this deed, or taking place at the request of any of the Covenantors) and which the Purchaser or the Company was, or ought reasonably to have been, aware could give rise to a liability to Taxation;

5.1.5     a provision or reserve in respect thereof is made in the Accounts;

5.1.6 it results from or is increased or extended by the change of the accounting reference date of the Company after Completion or by any change in the accounting policies of the Company after Completion other than to comply with generally accepted accounting principles.

5.2 For the purposes of clause 5.1.1 (and without prejudice to the generality thereof) none of the following shall be regarded as arising or being in the ordinary course of business of the Company:

5.2.1     a liability arising under part XVII Taxes Act;

5.2.2     a distribution within the meaning of section 209 Taxes Act;

5.2.3 an acquisition, disposal or supply or deemed acquisition disposal or supply of assets, goods, services or business facilities of any kind (including a loan of money or a letting, hiring or licensing of tangible or intangible property) for a consideration which is treated for Taxation purposes as different from the actual consideration paid or received;

5.2.4 an event which results in the Company being liable for Taxation for which it is not primarily liable;

5.2.5 a liability arising as a result of a failure by the Company to deduct, withhold or account for Taxation;

5.2.6 a liability arising as a result of the Company ceasing for Taxation purposes to be a member of any group or associated with any other company.

5.3       The provisions of clauses 7.1, 7.2.1, 7.3.1, 7.3.2, 7.5, 7.6, 7.7 and
          7.9 of the Agreement shall apply hereto as if set out in full in clause 5.1 above, but having made any necessary changes to give effect to this provision.

6         WAIVER
          ------

          No delay or omission of the Purchaser in exercising any rights under this deed shall prejudice such rights or be construed as a waiver or partial waiver of such rights, nor shall it exclude the further exercise of such rights.

7         PAYMENT
          -------

7.1 The Covenantors shall pay any amounts due under this deed in sterling in cleared funds:

7.1.1 not less than five business days prior to the date on which the Taxation in question is payable to the authority or official or person demanding it; or

7.1.2 where a liability to Taxation relates to the loss, nullification or cancellation of a right to a repayment of Taxation, not less than five business days prior to the date when the Company would have been entitled to receive a repayment of Taxation were it not for its loss, nullification or cancellation; or

7.1.3 where a liability to Taxation would have arisen but for the use of any Relief, not less than five business days prior to the date when the Taxation which would otherwise have been saved becomes due and payable to the authority or official demanding it; or

7.1.4 where a liability to Taxation arises which would not have arisen but for the loss, cancellation or nullification of a Relief, not less than five business days prior to the date on which such Taxation is due and payable to the authority or official or person demanding it; or

7.1.5 in respect of any other amounts due under this deed, within five business days after the Purchaser shall make a demand for such amounts.

7.2 Any sums not paid by the Covenantors on the due date for payment as specified in this clause shall bear interest (which shall accrue from day to day after as well as before any judgment for the same) at the annual rate of 4 percentage points above the base rate of Barclays Bank plc from time to time from the due date up to and including the day of actual payment of such sums, such interest to be compounded quarterly and paid by the Covenantors on demand by the Purchaser.

8         CONDUCT OF CLAIMS
          -----------------

8.1 The Purchaser shall or shall procure that the Company shall give notice to the Covenantors as soon as reasonably practicable (and in any event in the case of an assessment or demand which is subject to a time limit for appeal by the later of 10 business days after receipt of such assessment or demand or 15 business days before the expiry of such time limit) after it shall become aware of any Claim in respect of which a claim may be made pursuant to this deed giving any reasonable details of the Claim of which the Purchaser is then aware.

8.2 The Purchaser shall and shall procure that the Company shall take such action and provide such relevant information and documentation as the Covenantors may reasonably request to avoid, dispute, resist, appeal, compromise or defend any Claim and any adjudication in respect thereof ("dispute") subject to the Purchaser and the Company being indemnified
            -------
          and secured to the Purchaser's reasonable satisfaction by the Covenantors against all losses, costs, expenses, damages, interest, penalties and surcharges thereby incurred.

8.3 Subject to the provisions of this clause 8, any dispute relating to a liability to Taxation shall be conducted by the Covenantors but:

8.3.1 the Covenantors shall keep the Purchaser fully informed of all relevant matters and shall promptly forward or procure to be forwarded to the Purchaser copies of all relevant correspondence and other relevant information and documentation;

8.3.2 all communications written or otherwise relating to the dispute which are to be transmitted to a Taxation authority shall first be submitted to the Purchaser for approval and shall only be finally transmitted if such approval is given (such approval not to be unreasonably withheld or delayed);

8.3.3 the appointment of solicitors or other professional advisers shall be subject to the prior written approval of the Purchaser (such approval not to be unreasonably withheld or delayed);

8.3.4 the Covenantors shall make no settlement or compromise of the dispute nor agree any matter in the conduct of such dispute which is likely to increase the amount thereof or adversely affect the future liability of the Purchaser or the Company to Taxation without the prior approval of the Purchaser.

8.4 The Purchaser or the Company may without reference to any of the Covenantors admit, settle, discharge, compromise or otherwise deal with any outstanding or future Claim (without prejudice to their rights under this deed) if:

8.4.1 the Covenantors serve a notice on the Company or the Purchaser to the effect that in relation to any such dispute the Covenantors do not wish to take up or continue the conduct thereof;

8.4.2 a period of 10 business days has expired following the service of notice by the Purchaser or, as the case may be, the Company on the Covenantors pursuant to clause 8.1 where either the Covenantors have not made a request to the Purchaser in accordance with clause 8.2 or the Covenantors have made such a request but have failed to provide a duly executed indemnity and security in the manner reasonably stipulated by the Purchaser within the said period;

8.4.3 a period of 10 business days has expired following the service of notice (other than a notice under clause 8.1) by the Purchaser or the Company on the Covenantors to the effect that the Covenantors are not properly and effectively conducting the dispute, if by the expiry of that period the Covenantors have not taken steps properly and effectively so to conduct the dispute; or

8.4.4 in the reasonable opinion of the Purchaser, the Covenantors or the Company have committed any acts or omissions prior to Completion which constitute fraud, wilful default or fraudulent conduct.

8.5 The Covenantors shall be bound to accept for the purposes of the covenants contained in this deed any admission, settlement, discharge or compromise of any Claim and the outcome of any proceedings relating thereto made or arrived at in accordance with the procedures set out in clause 8.4.

8.6 If the Covenantors do not exercise their right to request the Purchaser to take action pursuant to clause 8.2, they shall supply the Company and the Purchaser free of charge with all relevant information, books, papers and other documents in the possession or under the control of all or any of them and shall give or procure the giving (as appropriate) of such statements and other reasonable co-operation by the Covenantors as the Company or the Purchaser may reasonably request or require for the purpose of resisting any Claim.

9.        RECOVERY
          ---------

9.1 If the Company or the Purchaser recovers from any third party (including but not limited to any competent authority for Taxation purposes) any sum in respect of a liability to Taxation for which a claim could or has been made against the Covenantors pursuant to this deed, the amount so recovered, together with any interest or repayment supplement thereon paid by such third party less any Taxation chargeable on the Company or the Purchaser in respect of such sum or interest and less the costs incurred by the Company or the Purchaser in effecting such recovery shall:

9.1.1 if the Covenantors have at the time of recovery made payment pursuant to this deed in respect of that liability to Taxation, be paid by the Purchaser within 5 business days of receipt thereof to the Covenantors provided that the amount so paid shall not exceed the amount paid by the Covenantors;

9.1.2 if a claim has been made by the Purchaser pursuant to this deed in respect of that liability to Taxation but the Covenantors have not at the time of recovery made payment in respect thereof, be set against and reduce (to the extent of the sum recovered) the claim against the Covenantors in respect of such liability to Taxation; and

9.1.3 if no claim has been made by the Purchaser in respect of that liability to Taxation at the time of recovery, be set against and reduce (to the extent of the sum recovered) any claim that subsequently may be made against the Covenantors in respect of such liability to Taxation.

9.2 If the Company becomes aware that it is entitled to make a recovery in accordance with clause 9.1 in circumstances where the Purchaser has made a claim under this deed which the Covenantors have paid to the Purchaser in full, the Purchaser shall, or shall procure that the Company shall, subject in either case to being indemnified and secured to its reasonable satisfaction against all costs and expenses which it may incur, take such steps as the Covenantors may reasonably request to recover such sum and shall keep the Covenantors reasonably informed of the progress of such attempted recovery. Any sum so recovered by the Company or the Purchaser less the costs of recovery and any Taxation thereon shall be dealt with in accordance with clause 9.1 above.

10        RELIEFS AND CORRESPONDING SAVINGS
          ---------------------------------

10.1 Where an amount of Taxation paid by the Company in respect of which the Covenantors have made payment to the Purchaser pursuant to this deed has resulted in a Relief which would not otherwise have arisen ("Relevant Relief"), the Purchaser shall repay to the Covenantors an amount equal to the lesser of the reduction in the Company's liability to Taxation as a result of the utilisation of the Relevant Relief and the payment made by the Covenantors.

10.2 Any repayment required to be made under clause 10.1 shall be made on the date on which the Company's liability to make a payment of Taxation is reduced as a result of utilisation of the Relevant Relief.

11        REDUCTION OF PURCHASE PRICE
          ---------------------------

          Any amounts payable pursuant to this deed shall be deemed to constitute a reduction in the Consideration.

12.       ASSIGNMENT
          ----------

          The provisions of clauses 11.4.1 and 11.4.2 of the Agreement shall apply equally to this deed.

13.       COVENANTORS' REPRESENTATIVES
          ----------------------------

          The provisions of clauses 13.4, 13.4.1, 13.4.2 and 13.4.3 of the Agreement shall apply equally to this deed, but substituting references to "Vendors" by "Covenantors" and "Vendor" by "Covenantor".

14.       NOTICES
          -------

          The provisions of clause 14 of the Agreement shall apply equally to this deed.

15.       LAW
          ---

          The provisions of clause 15 of the Agreement shall apply equally to this deed.

                                   SCHEDULE
                                   --------

                              ("the Covenantors")
                              -------------------


Edward Ford                          William J. Bowman
Flat 44                              Lake House
Waterloo Warehouse                   46 Compton Avenue
Waterloo Dock                        Poole
Liverpool L3 0BG                     Dorset BH14 8PY

Barbara Ford                         Linda White
Flat 44                              The Gables
Waterloo Warehouse                   Llanfynydd
Waterloo Dock                        Flintshire
Liverpool L3 0BG                     LL11 5HG

Robert/Ann Massey                    Jocelyne Tang
51 Wedgwood Drive                    Treetops
Poole                                The Close
Dorset                               Sway
                                     Lymington
                                     Hants
                                     SO41 6ED

Edward Ford and                      Michael Tang
Barbara Ford (as                     Treetops
trustees of Edward                   The Close
Ford's Interest in                   Sway
Possession Trust)                    Lymington
                                     Hants
                                     SO41 6ED

Renold Tang                          Anita Tang
Treetops                             175E Delaware Place
The Close                            Apt 7901
Sway                                 Chicago L 60611
Lymington                            USA
Hants
SO41 6ED

Kam Cheung Chan                      Sam Chan
3 Bird Mews                          Flat D
Milton Road                          1st Floor
Wokingham                            Ho On Mansion
Berks                                109 Austin Road
                                     Tsimshatsui
                                     Hong Kong

Tai Tai Chueng                       Stephen Fenerty
815 Christchurch Road                35 Waltersgreen Crescent
Boscombe                             Golborne
Bournemouth
Dorset

Colin Campbell                       Richard Perry
11 Warren Drive                      27 Westfield
Deganwy                              Sawtry
Conwy                                Huntingdon
Conwy County                         Cambs PE17 5TX
LL31 9ST

Thavarajasingham                     Andrew Marsden
Sangiveeraj                          Flat 5
Lake House                           80 Norwich Avenue West
46 Compton Avenue                    Bournemouth
Poole                                BH3 6BA
Dorset BH14 8PY

Natalia Perry                        Martin Fenerty
27 Westfield                         35 Waltersgreen Crescent
Sawtry                               Golborne
Huntingdon
Cambs PE17 5TX

Eirlys Campbell
11 Warren Drive
Deganwy
Conmy
Conwy County, LL31 9ST

SIGNED AS A DEED by                 )

EDWARD FORD                         )

in the presence of:-                )


SIGNED AS A DEED by                 )

BARBARA FORD                        )

in the presence of:-                )


EXECUTED AS A DEED by               )

BARBARA AND EDWARD FORD as trustees )

of the EDWARD FORD                  )

INTEREST IN POSSESSION              )

TRUST dated 10 December 1999        )

in the presence of:-                )


SIGNED AS A DEED by                 )

WILLIAM J BOWMAN                    )

in the presence of:-                )


SIGNED AS A DEED by                 )

LINDA WHITE                         )

in the presence of:-                )


SIGNED AS A DEED by                 )

ROBERT MASSEY                       )

in the presence of:-                )

SIGNED AS A DEED by                 )

ANN MASSEY                          )

in the presence of:-                )


SIGNED AS A DEED by                 )

RENOLD TANG                         )

in the presence of:-                )


SIGNED AS A DEED by                 )

JOCELYNE TANG                       )

in the presence of:-                )


SIGNED AS A DEED by                 )

MICHAEL TANG                        )

in the presence of:-                )


SIGNED AS A DEED by                 )

KAM CHEUNG CHAN                     )

in the presence of:-                )


SIGNED AS A DEED by                 )

SAM CHAN                            )

in the presence of:-                )

SIGNED AS A DEED by                 )

TAI TAI CHUENG                      )

in the presence of:-                )


SIGNED AS A DEED by                 )

ANITA TANG                          )

in the presence of:-                )


SIGNED AS A DEED by                 )

STEPHEN FENERTY                     )

in the presence of:-                )


SIGNED AS A DEED by                 )

COLIN CAMBELL                       )

in the presence of:-                )


SIGNED AS A DEED by                 )

RICHARD PERRY                       )

in the presence of:-                )


SIGNED AS A DEED by                 )

MARTIN FENERTY                      )

In the presence of:-                )

SIGNED AS A DEED by                 )

NATALIA PERRY                       )

In the presence of:-                )


SIGNED AS A DEED by                 )

ANDREW MARSDEN                      )

In the presence of:-                )


SIGNED AS A DEED by                 )

EIRLYS CAMPBELL                     )

In the presence of:-                )


SIGNED AS A DEED by                 )

THAVARAJASINGHAM SANGIVEERAJ        )

In the presence of:-                )


EXECUTED AS A DEED by               )

DOLLAR FINANCIAL UK LTD             )

acting by                           )


Director:

Director/Secretary:

SIXTH SCHEDULE
--------------

EARN OUT
--------

1.        Definitions
          -----------

          For the purposes of this schedule, unless the context otherwise requires:

          "Business" shall mean
           --------

          (i) the Group's business of First Party Cheque Cashing, Third Party Cheque Cashing, retail of gold, jewellery and antiques and other second hand goods, loan brokerage and any other business or trading activity carried on by any Group Member during the period of five years ending with the date of this agreement, Money Transfers and pawn broking as carried on during the Earn Out Period; and

          (ii) the Group's business of franchising First Party Cheque Cashing, Third Party Cheque Cashing. retail of gold, jewellery and antiques and other second hand goods, loan brokerage and any other business or trading activity carried on by any Group Member during the period of five years ending with the date of this agreement, Money Transfers and pawn broking as carried on during the Earn Out Period; and

          together with any other activities which shall constitute an Accepted Relevant Alteration pursuant to paragraph 7 below;

          "Earn Out Period" means the period of 12 calendar months from
           ---------------
          Completion;

          "Independent Accountants" means such firm of Chartered Accountants as
           -----------------------
          the Vendors and the Purchaser may appoint to act as the "Independent Accountants" in accordance with this schedule or, (if the parties fail to so agree within 14 days after either party shall have nominated a particular firm in accordance with paragraph 3), such firm as may be appointed (at the request of either party) by the President for the time being of the Institute of Chartered Accountants in England and Wales;

          "Initial Payment" means the amount of (Pounds)5,175,520 to be paid on
           ---------------
          Completion to the Vendors' Solicitors, pursuant to clause 4.5.1.

          "New Franchisee" means any Company, individual, partnership or
           --------------
          otherwise (other than a Franchisee) who enters into a franchise agreement with the Group;

          "Purchaser's Group" means the Purchaser and any undertaking which
           -----------------
          shall be its parent undertaking and any undertaking which shall be a subsidiary undertaking of the Purchaser or any such parent undertaking for the time being and any of them other than the Company;

          "Relevant Accounts" means the profit and loss accounts for the period
           -----------------
          of twelve months ending on the anniversary of the date of this agreement of the Group in relation to the Business as carried on from the Properties (which shall for the purposes of this paragraph specifically include not only the Properties but also any commissions received from the Relevant Properties during the Earn Out Period, and all commissions received by the Group from the Franchise Properties during the Earn Out Period) which shall be prepared by the Purchaser pursuant to paragraph 3 of this schedule and shall be determined in accordance with the bases that appear, and in the order shown, below:

          (a)  the specific items set out in paragraph 2 below:

          (b) to the extent not covered by (a) above, the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by the Company in preparation of the Accounts; and

          to the extent not covered by (a) and/or (b) above, in accordance with UK generally accepted accounting practice ("GAAP") as at the Relevant
                                                      ----
          Accounts date;

          "Relevant Profits" shall mean and be computed in accordance with
           ----------------
          paragraph 2 of this schedule and calculated by reference to the Relevant Accounts;

          "Relevant Statement" means the statement showing the adjustments, if
           ------------------
          any, which are required to be made to the Relevant Accounts in order to arrive at the Relevant Profits together with a statement of an amount of the Second Instalment (if any) to be issued pursuant to paragraph 3 of this schedule;

          "the Reporting Accountants" means Ernst & Young of 14 King Street,
           -------------------------
          Leeds LS1 2JN acting on behalf of the Purchaser:

          "Reviewing Accountants" means KPMG of St. James Square, Manchester,
           ---------------------
          M2 6DS acting on behalf of the Vendors;

          "Second Instalment" means an amount calculated in accordance with the
           -----------------
          following formula: if the Relevant Profits shall be less than (Pounds)1,013,731 the Second Instalment shall be nil;

          if the Relevant Profits shall be (Pounds)1,145,516 or more then the Second Instalment shall be (Pounds)1,300,000;

          if the Relevant Profits shall be at least (Pounds)1,013,731 but less than (Pounds)1,145,516 then the Second Instalment shall be calculated by the formula :

          (Relevant Profits - (Pounds)1,013,731) x (Pounds)1,700,000
           ------------------------------------
                   (Pounds)131,785

2.        Relevant Profits
          ----------------

          For the purposes of this schedule "Relevant Profits" shall mean the
                                             ----------------
          net profit before Taxation on the ordinary activities of the Business of the Company from the Properties and any commissions received from the Franchise Properties and the Relevant Properties as shown in the Relevant Accounts (after making any adjustments considered by Reporting Accountants to be properly and reasonably necessary so that the Relevant Accounts comply with the provisions of this schedule); but

2.1 after charging or providing for all losses, costs, charges and expenses borne or incurred by the Group in relation to the Business and properly chargeable against revenue in the period to which the Relevant Accounts relate (save as provided for in paragraph 2.3) including (without prejudice to the generality of the foregoing):

2.1.1 directors' fees and remuneration including commissions and bonuses and all contributions to pension schemes;

2.1.2 all other reasonable expenses of management including staff costs (including contributions to pension schemes) and operating. financial and administrative expenses;

2.1.3     bad and doubtful debts;

2.1.4 expenditure in connection with leasing or hiring commitments incurred directly for the purposes of the Group's Business;

2.1.5 all rental and other costs in relation to the occupation by the Group of the Properties from time to time occupied by them for the purpose of carrying on their Business;

2.1.6 any interest at a normal commercial rate payable by the Group to the Purchaser's Group in respect of monies loaned to the Company by the Purchaser's Group to open or operate new properties which the Group shall acquire after Completion;

2.2 after making appropriate adjustments in respect of any prior year items which ought (in accordance with the accounting policies previously adopted by the Group) to be dealt with in the profit and loss account of the period in which they are recognised (rather than being adjusted against the opening balance of retained profits or reserves); and

2.3 before crediting to, charging against, including or making provision in those accounts for any of the following:-

2.3.1     any items of an extraordinary, exceptional or non-recurring nature;

2.3.2     any profits or losses of a capital nature;

2.3.3 any interest payable or receivable by the Group other than provided for in paragraph 2.1.4 and 2.1.6 above;

2.3.4 corporation tax and any other form of Taxation levied upon or measured by profits or gains;

2.3.5     depreciation and amortisation;

2.3.6     any appropriation to or from reserves of a capital or revenue nature;

2.3.7     any dividends paid or proposed to be paid by the Group; and

2.4 after crediting (Pounds)50,000 to the Relevant Profits to reflect the additional costs to be incurred by Group in respect of introducing the new Regulated Agreements.

3.        Preparation and agreement of Relevant Accounts
          ----------------------------------------------

3.1 The Purchaser shall procure that draft Relevant Accounts shall be prepared with all reasonable speed following the end of the Earn Out Period with a view to the Reporting Accountants reporting that in their opinion the Relevant Accounts have been prepared in accordance with this schedule and not later than 10 weeks after the end of the Earn Out Period.

3.2 Forthwith after the draft of the Relevant Accounts becomes available the Purchaser shall instruct the Reporting Accountants to prepare their report (if necessary after making any changes to the draft of the Relevant Accounts which the Reporting Accountants shall properly consider to be necessary so that the Relevant Accounts comply with this schedule) together with a draft of the Relevant Statement.

3.3 The Reporting Accountants shall have access to all the Group's books, documents and records, directors and staff which/whom it shall be reasonably necessary for them to investigate or interview in relation to their report on the Relevant Accounts and the preparation of the Relevant Statement.

3.4 As soon as they shall have completed their report and not later than 10 weeks after the end of the Earn Out Period, the Reporting Accountants shall submit the draft of the Relevant Accounts (incorporating any amendments which the Reporting Accountants shall consider to be necessary so that they comply with this schedule) with a draft of the Relevant Statement to the Vendors, the Purchaser and the Reviewing Accountants.

3.5 The Reviewing Accountants shall notify the Reporting Accountants in writing whether or not they agree that the draft Relevant Accounts and the draft of the Relevant Statement as submitted to them have been prepared in accordance with this schedule within 15 business days after they shall have received them; and if they do not agree the Reviewing Accountants shall give particulars and explanations of the adjustments which they consider should be made. For these purposes, if no such notification and (where appropriate) particulars and explanations) shall be given by the Reviewing Accountants within such period they shall be deemed to have agreed that the draft Relevant Accounts and the draft of the Relevant Statement have been prepared in accordance with the relevant provisions of this schedule.

3.6 If (within 20 business days after the Reviewing Accountants shall have notified the Reporting Accountants in accordance with paragraph 3.5) the Reporting Accountants and the Reviewing Accountants shall be unable to agree what adjustments (if any) should be made so that the draft Relevant Accounts and the draft Relevant Statement are prepared in accordance with this schedule then the matters outstanding or in dispute shall, on the
                        ----
          application of either the Vendors or the Purchaser, immediately be referred to the Independent Accountants who shall be instructed to report whether or not the draft Relevant Accounts and/or the draft of the Relevant Statement do comply with this schedule and if not to make such adjustments thereto as they shall consider necessary to ensure that they do.

3.7 The Vendors and Purchaser will procure (so far as they are each able to do so) that the Group and the Reporting Accountants will make available to the Reviewing Accountants and (if appointed) the Independent Accountants such of the Group's books, documents, records, directors and staff together with access to such premises and the use of facilities as may be reasonably required in relation to the tasks which this agreement contemplates they will carry out.

3.8 The Independent Accountants, if appointed, shall act as experts and not as arbitrators and their decisions on the matters which shall be referred to them shall be final and binding on the parties (save in the case of manifest error).

3.9 The costs of the Independent Accountants in connection with the matters which shall be referred to them shall be borne as the Independent Accountants shall direct and the parties to this agreement agree to instruct the Independent Accountants to make such direction.

3.10 The Relevant Accounts and the Relevant Statement shall be re-issued to the Vendors' Representatives and the Purchaser by the Reporting Accountants within 5 business days after and in the form (the "Final
                                                                         -----
          Form") in which the Relevant Accounts and the Relevant Statement shall
          -----
          have been agreed between the Reporting and Reviewing Accountants or determined by the Independent Accountants in accordance with the provisions of this schedule.

3.11 The issue of the Relevant Accounts and the Relevant Statement in the Final Form pursuant to paragraph 3.10 of this schedule shall be final and binding on the parties hereto (save in the event of manifest error).

4.        Payment of the Consideration
          ----------------------------

4.1       The Consideration shall be paid as follows:-

4.1.1 the Initial Payment shall be paid at Completion in accordance with clause 4.5.1; and

4.1.2 the Second Instalment (if any) shall be satisfied within 5 business days after Relevant Statement shall have been issued to the Vendors and the Purchaser in Final Form by the issue by the Purchaser of Loan Notes to the Vendors in proportion to their holding of "B" ordinary shares of 0.01p each in the capital of the Company as at the date of this agreement; and the Loan Notes shall be delivered to the Vendor's Solicitors for them to deliver to the Vendors entitled to them.

5.        Provisions which apply during Earn Out Period
          ---------------------------------------------

5. 1 The Purchaser shall subject at all times to the provisions of paragraph 6 of this Schedule be entitled to require the Company and the Subsidiaries during the Earn Out Period to:

5. 1.1 comply with the reasonable budgeting, forecasting and reporting procedures and requirements of the Purchaser and comply with and participate in the Purchaser's Group's banking and treasury arrangements from time to time in force;

5.1.2 comply with all such regulations and requirements which are necessary having regard to the fact that the Company is a member of a group of companies securities in which the ultimate holding company are listed, dealt in or traded on a recognised stock exchange; and

5.1.3 fully consult with the Purchaser in respect of all matters concerning strategic development and not make any acquisition of any business or company or enter into any joint venture or partnership with any third party without the consent of the Purchaser.

5.2 The Vendors shall not be entitled to require during the Earn Out Period that the Company and its Subsidiaries shall:-

5.2.1 change the nature, scope or manner of conducting any of its businesses from those carried on by the Group at the date of this agreement or subsequently approved by the Purchaser;

5.2.2 pay any salary or other remuneration to directors of the Group or other senior executives in excess of that provided for in their respective service agreements or otherwise amend the service agreements of any such persons or pay any bonus to employees of the Group save where otherwise agreed in budgets already approved by the Purchaser or engage or dismiss any such persons without the approval of the Purchaser;

5.2.3 commence or threaten any material litigation or arbitration proceedings;

5.2.4 enter into any material contract or arrangement outside the ordinary course of business or of a long term nature or enter into any guarantee or indemnity for the obligations of any third party; and

5.2.5 make any acquisition or disposal, (including the leasing, mortgaging, charging or pledging of any assets of the Group) except where provided for in budgets already approved by the Purchaser.

5.3 The Purchaser shall be entitled to use its powers in relation to any shares in the Company which it owns or controls to procure in so far as it is able the obligations under paragraph 5.1 and 5.2 are complied with.

6.        Restrictions during the earn-out period
          ---------------------------------------

          The Purchaser undertakes with the Vendors to procure that each member of the Purchaser's Group (including where the context so admits the Group) shall, during the Earn Out Period:-

6.1 not intentionally take or omit to take any action which is designed solely to affect adversely any payments to the Vendors in accordance with this schedule, provided that at all times the Purchaser shall be entitled to ensure that the Group shall be managed in what it shall consider to be a proper manner;

6.2 not petition for a members' voluntary winding up any member of the Group or permit or procure the passing of a resolution to wind up any member of the Group unless the Purchaser shall be of the proper and reasonable view that that member shall be insolvent, or the winding tip is part of a bona fide reorganisation. amalgamation or reconstruction.

6.3 not to sell all or any material part of its business or undertaking or to reduce materially the scale of its business or materially alter its manner of operation, save as required by law or in the event any member of the Purchaser's Group has material financial difficulties;

6.4 not procure any change in the registered name or trading name or names or corporate identity of the Company or any of the Subsidiaries (save as required by law);

6.5 not restrict (whether by the payment of excessive dividends or otherwise) the financial resources which would have been obtainable by the Company and/or the Subsidiaries to carry on and develop their business including without limitation sufficient financial resources to meet appropriate capital expenditure requirements for the continuance and development of the business of the Company and the Subsidiaries.

7.        Relevant Alteration
          -------------------

7.1 If either the Purchaser or the Vendors' Representatives shall propose any Relevant Alteration then:-

7.1.1 if the Relevant Alteration shall have been proposed by the Purchaser, one of the Vendors' Representatives shall inform the Purchaser within 21 business days after being notified by the Purchaser of the Relevant Alteration whether or not it is Accepted (and if he shall fail to give notice within that period that it is Accepted it shall be deemed to be Rejected);

7.1.2 if the Relevant Alteration shall have been proposed by the Vendors' Representatives, the Purchaser shall inform the Vendors' Representatives within 21 business days after being notified by the Executives of the proposal to make the Relevant Alteration whether or not it is Accepted (and if the Purchaser shall fail to give notice within that period that it is Accepted, it shall be deemed to be Rejected);

7.1.3 if the Relevant Alteration is Accepted, then any costs or expenses incurred by the Group in its implementation and any profits which the Group shall earn from the Relevant Alteration during the Earn Out Period will be included in the calculation of the Relevant Profits; and

7.1.4 if the Relevant Alteration is Rejected, then any costs or expenses incurred by the Group in its implementation and any profits which the Group shall earn from the Relevant Alteration during the Earn Out Period will not be included in the calculation of the Relevant Profits.

7.2 The Purchaser (but not the Vendors) shall be entitled to require the Group to make a Relevant Alteration even if it shall be Rejected by the Vendors Representatives (but in those circumstances the provisions of paragraph 7.1.4 shall apply).

7.3       For the purposes of paragraph 7.:-

          "Accepted" means that the provisions of paragraph 7.1.3 shall apply
           --------
          to the Relevant Alteration;

          "Rejected" means that the provisions of paragraph 7.1.4 shall apply
           --------
          to the Relevant Alteration;

          "Relevant Alteration" means:-
           -------------------

          (a) any alteration to the way in which the Business shall be carried on which might reasonably be regarded as likely to have a material effect (positive or negative) on its profitability other than the introduction of Regulated Agreements or any (other) alteration which shall be required to be made in order to comply with the law or the rights of a third party;

          (b) the opening by the Group or a New Franchisee of any new shop (i.e. a shop other than the Properties or the Franchisee Properties) carrying on the Business; and/or

          (c) the introduction of a new business to the Properties, the Franchisee Properties or such new premises opened pursuant to paragraph (b) above.

8.        Termination of Employment
          -------------------------

          If the Company shall terminate Edward Ford's or Renold Tang's employment with the Company prior to the end of the Earn Out Period (other than for a matter or conduct which renders him liable to summary dismissal, comprising, for the avoidance of doubt, only those matters specified in clause 17 of Edward Ford's or Renold Tang's service agreements) the Purchaser shall be liable to pay the maximum amount of the Second Instalment (but not in any event exceeding an aggregate of (Pounds)1,700,000),

9.        Change in Current Practices for First Party Cheques
          ---------------------------------------------------

9.1 Purchaser and the Executives shall co-operate to ensure that within 60 days from Completion the Company shall:

9.1.1 change its current practices at the Properties for cashing Customer Cheques, to ensure that it treats the encashment of Customer Cheques as a loan and enters into Regulated Agreements with its such customers in accordance with the Consumer Credit Act 1974;

9.1.2 cease to write the details of a customer's cheque guarantee card on the back of Customer Cheques.

9.2 The Purchaser and the Executives shall co-operate and use their reasonable endeavours to procure that within 120 days from Completion:

9.2.1 that the Franchisees change their current practices for cashing Customer Cheques so as to ensure that the Franchisees treat the encashment of Customer Cheques as a loan and the Franchisees enter into Regulated Agreements with their customers in accordance with the Consumer Credit Act 1974; and

9.2.2 cease to write the details of a customer's cheque guarantee card on the back of Customer Cheques.

10.       Applicability of Warranties and Tax Deed
          ----------------------------------------

10.1 The approval of any Relevant Accounts or Statement by or on behalf of the Purchaser (and all matters and things consequent to such approval) shall not operate or be deemed to operate as a waiver of any of the Purchaser's rights powers or privileges or of any of the other terms and conditions of this agreement.

10.2 If it shall be found before the payment of the balance of the Consideration that any matter which is the subject of a Warranty is not as so warranted or represented or any claim under the Tax Deed is threatened or pending then the Purchaser shall be entitled to withhold out of such balance the amount reasonably estimated by the Purchaser that would be payable by the Vendors pursuant to the agreement as a result.

SEVENTH SCHEDULE
----------------

Part 1

FRANCHISEES AND FRANCHISE PROPERTIES

SIGNED AS A DEED by

/s/ Edward Ford

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Barbara Ford

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ William Bowman

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Thavarajasingham Sangiveeraj

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Andrew Marsden

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Linda White

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Robert/Ann Massey

in the presence of:-

witness:

signature:

address:


Occupation:

SIGNED AS A DEED by

/s/ Michael Tang

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Jocelyne Tang

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Renold Tang

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Kam Cheung Chan

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Tai Tai Cheung

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Sam Chan

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Richard Perry

in the presence of:-

witness:

signature:

address:


Occupation:

SIGNED AS A DEED by

/s/ Steven Fenerty

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Colin Campbell

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Anita Tang

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Eirlys Campbell

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Martin Fenerty

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ Natalia Perry

in the presence of:-

witness:

signature:

address:


Occupation:


SIGNED AS A DEED by

/s/ BARBARA FORD and EDWARD FORD as trustees of the

EDWARD FORD INTEREST IN POSSESSION TRUST

dated 10 December 1999 in the presence of:-

witness:

signature:

address:


Occupation:

EXECUTED AS A DEED by

DOLLAR FINANCIAL UK LIMITED

Acting by:-


Director: /s/ Richard S. Dorfman


Director/Secretary:


EXECUTED AS A DEED by

DOLLAR FINANCIAL GROUP, INC

Authorised Signature:  /s/ Richard S. Dorfman


Authorised Signature